UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIOLASE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

BIOLASE, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 30, 2017

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of BIOLASE, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held on June 30, 2017, at 11:00 a.m. local time at the Company’s corporate headquarters, located at 4 Cromwell, Irvine, California 92618. At the Special Meeting, you will be asked to vote on the following matters described in the accompanying proxy materials.

1.	to ratify the terms and issuance of our Series D Participating Convertible Preferred Stock, par value $0.001 per share (the “Convertible Preferred Stock”), and related warrants to purchase shares of our common stock (the “Warrants”), including the removal of the restriction prohibiting the exercise of certain Warrants if, after giving effect to such exercise, the applicable investor would beneficially own in excess of 19.99% of the outstanding shares of our common stock, and to approve the issuance of such number of shares of our common stock issuable upon full conversion of the Convertible Preferred Stock and upon the full exercise of the Warrants, in each case, including shares issuable pursuant to customary anti-dilution provisions (the “Issuance Proposal”);

2.	to amend our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares (the “Charter Proposal”);

3.	to approve the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chief Executive Officer and President of the Company, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Issuance Proposal and the Charter Proposal (the “Adjournment Proposal”); and

4.	to transact other such business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that our stockholders vote FOR the Issuance Proposal, the Charter Proposal and the Adjournment Proposal. Stockholders of record at the close of business on May 18, 2017 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. All stockholders are cordially invited to attend the Special Meeting in person.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Special Meeting, please vote via the Internet or by telephone or sign and return the enclosed proxy card as promptly as possible. If you receive more than one proxy card because your shares are registered in different names or addresses, each proxy card should be signed and returned (or you should use each proxy card to vote by Internet or by telephone) to assure that all of your shares are represented at the meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. The prompt return of proxies will save the expense involved in further communication.

You can find detailed information regarding voting in the section entitled “Voting Procedures” on page 1 of the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2017

The proxy statement for the Special Meeting is available at www.biolase.com.

BIOLASE, INC.

BY ORDER OF THE BOARD OF DIRECTORS

Michael C. Carroll

Corporate Secretary

Irvine, California — May 19, 2017

APPENDICES

APPENDIX A	Schedule of Investors of Convertible Preferred Stock and Warrants
APPENDIX B	Purchase Agreement
APPENDIX C	Certificate of Designations
APPENDIX D	Form of Warrants

i

BIOLASE, INC.

4 Cromwell

Irvine, California 92618

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 30, 2017

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of BIOLASE, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors (our “Board”) for use at a special meeting of stockholders to be held on June 30, 2017, and at any adjournment or postponement thereof (the “Special Meeting”). The Special Meeting will be held at 11:00 a.m. local time at our corporate headquarters located at 4 Cromwell, Irvine, California 92618. This proxy statement and the accompanying proxy card are first being sent to stockholders on or about May 19, 2017. Our stockholders will be asked to vote on the following proposals:

1.	to ratify the terms and issuance of our Series D Participating Convertible Preferred Stock, par value $0.001 per share (the “Convertible Preferred Stock”), and related warrants to purchase shares of our common stock (the “Warrants”), including the removal of the restriction prohibiting the exercise of certain Warrants if, after giving effect to such exercise, the applicable investor would beneficially own in excess of 19.99% of the outstanding shares of our common stock, and to approve the issuance of such number of shares of our common stock issuable upon full conversion of the Convertible Preferred Stock and upon the full exercise of the Warrants, in each case, including shares issuable pursuant to customary anti-dilution provisions (the “Issuance Proposal”);

2.	to amend our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares (the “Charter Proposal”);

3.	to approve the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chief Executive Officer and President of the Company, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Issuance Proposal and the Charter Proposal (the “Adjournment Proposal”); and

4.	to transact other such business as may properly come before the Special Meeting or any adjournment or postponement thereof.

RECORD DATE AND QUORUM REQUIREMENTS

The close of business on May 18, 2017 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Our common stock is the only class of securities entitled to vote at the Special Meeting. As of the Record Date, 67,912,379 shares of our common stock were issued and outstanding. Each outstanding share of our common stock will be entitled to one vote on each matter submitted to a vote of the holders of our common stock at the Special Meeting.

The holders of a majority of the shares of our common stock outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting and at any adjournment or postponement thereof. Any abstentions will be deemed as present for purposes of determining a quorum.

VOTING PROCEDURES

Voting in Person

If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting. If you hold your shares via a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote those shares.

Shares Held in Street Name

If you hold your shares in street name via a broker, bank or other nominee, you may direct your vote without attending the Special Meeting by signing, dating and mailing your voting instruction card in the enclosed postage-paid envelope. Internet or telephonic voting may also be available. Please see your voting instruction card for instructions.

Mail Voting Procedures

To vote by mail, you should complete, sign and date your proxy card and mail it in the pre-addressed postage-paid envelope that accompanies the proxy card. A proxy card submitted by mail must be received at least one business day prior to the date of the Special Meeting.

Telephone Voting Procedures

The telephone authorization procedure is designed to authenticate identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Telephone voting facilities for stockholders of record are available 24 hours a day and will close at 1:00 a.m. Pacific Time on the day of the Special Meeting.

Internet Voting Procedures

The Internet authorization procedure is designed to authenticate identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Internet voting facilities for stockholders of record are available 24 hours a day and will close at 1:00 a.m. Pacific Time on the day of the Special Meeting.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Q.	Why am I receiving these materials?

A.	We sent you this proxy statement because our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Please see the procedures for voting your shares by mail, Internet or telephone under “Voting Procedures” above and refer to the instructions on your proxy card.

Q.	Who is entitled to vote?

A.	Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. As of the Record Date, 67,912,379 shares of our common stock, par value $0.001 per share, were outstanding. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date. No shares of our preferred stock were outstanding on the Record Date, other than the 80,644 shares of Convertible Preferred Stock described in the Issuance Proposal. The Convertible Preferred Stock is non-voting, except to the extent required by law and in certain other significant circumstances. The holders of the Convertible Preferred Stock will not be entitled to vote at the Special Meeting, except to the extent such holders are also the owners of our common stock and are entitled to vote such shares.

Q.	What proposals will be voted on at the Special Meeting?

A.	Stockholders will vote on the following at the Special Meeting:

1.	the Issuance Proposal;

2.	the Charter Proposal;

3.	the Adjournment Proposal; and

4.	any other business that may properly come before the Special Meeting.

Q.	How does our Board recommend that stockholders vote on the proposals?

A.	Our Board recommends a vote FOR the approval of the Issuance Proposal, FOR the approval of the Charter Proposal and FOR the approval of the Adjournment Proposal.

Q.	How can I vote my shares?

A.	By Attending the Special Meeting

If you are a holder of record of shares of our common stock as of the close of business on the Record Date, you may attend the Special Meeting and vote your shares in person. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend the Special Meeting, you may not vote in person at the Special Meeting unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

By Mail, Internet or Telephone

If you are a holder of record of shares of our common stock as of the close of business on the Record Date, you may direct your vote by mail, Internet or telephone. Please see the procedures for voting your shares by mail, Internet or telephone under “Voting Procedures” above and refer to the instructions on your proxy card.

If as of the close of business on the Record Date you hold your shares in street name via a broker, bank or other nominee, you may direct your vote without attending the Special Meeting by signing, dating and mailing your voting instruction card in the enclosed postage-paid envelope. Internet or telephonic voting may also be available. Please see your voting instruction card for instructions.

Q.	What do I need for admission to the Special Meeting?

A.	Admittance is limited to stockholders of the Company. If you are the stockholder of record as of the close of business on the Record Date, your name will be verified against the list of stockholders prior to your admittance to the Special Meeting. You should be prepared to present photo identification for admission at the Special Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned shares of our common stock as of the Record Date, a copy of the voting instruction card provided by your broker, bank or other nominee or other similar evidence of ownership as of the Record Date, as well as your photo identification, for your admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Special Meeting.

Q.	Can I change my vote or revoke my proxy?

A.	You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•	delivering to us (Attention: Corporate Secretary) at the address on the first page of this proxy statement a written notice of revocation of your proxy;

•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•	attending the Special Meeting and voting in person.

Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote in person at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Q.	What constitutes a quorum?

A.	The presence at the Special Meeting, either in person or represented by proxy, of holders of a majority of the aggregate number of shares of our issued and outstanding common stock entitled to vote thereat shall constitute a quorum for the transaction of business at the Special Meeting. Shares represented by properly completed proxy cards marked FOR, AGAINST or ABSTAIN or returned without voting instructions are counted as present for the purpose of determining whether a quorum is present.

Q.	What is the impact if I abstain from voting?

A.	Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since an affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve the Issuance Proposal, the Charter Proposal and the Adjournment Proposal, a properly executed proxy card marked ABSTAIN with respect to any proposal will have the same effect as voting AGAINST that proposal.

Q.	Will there be any broker non-votes?

A.	No. Brokers and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote such shares on “routine” matters but not on any “non-routine” matters. The Issuance Proposal, the Charter Proposal and the Adjournment Proposal are non-routine matters. Consequently, if a customer does not give any direction, brokers will not be permitted to vote such customer’s shares of common stock at the Special Meeting and such shares will not be counted as present for purposes of establishing a quorum at the Special Meeting. We encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted at the Special Meeting.

Q.	How many votes are needed to approve the Issuance Proposal, the Charter Proposal and the Adjournment Proposal?

A.	The Issuance Proposal and the Adjournment Proposal will be approved if a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on such proposal vote at the Special Meeting FOR such proposal.

The Charter Proposal will be approved if a majority of the outstanding shares of our common stock entitled to vote on such proposal vote at the Special Meeting FOR such proposal.

Q.	What happens if the Issuance Proposal is approved but the Charter Proposal is not approved?

A.	If the Issuance Proposal is approved but the Charter Proposal is not approved, there will not be a sufficient number of authorized but unissued shares of our common stock available for all of the shares of Convertible Preferred Stock to convert into shares of our common stock. Prior to conversion, and beginning on January 1, 2018, each share of Convertible Preferred Stock carries a cumulative quarterly dividend at an initial quarterly rate of 2.0% of $124.00 plus all accrued but unpaid dividends thereon, which rate will increase by 2.0% quarterly, subject to a maximum rate of the lower of 17% per annum and the maximum legal interest rate. Such dividends are payable in additional shares of Convertible Preferred Stock. If any shares of Convertible Preferred Stock have not been converted into shares of our common stock prior to April 18, 2018, the holders of at least a majority of the then outstanding shares of Convertible Preferred Stock may elect to have the Company redeem all or any portion of the Convertible Preferred Stock held by such holders at a price per share equal to $124.00 per share plus an amount equal to all accrued and unpaid regular dividends thereon to the date of the notice of such election.

Q.	What is the deadline for submitting a proxy by stockholders of record?

A.	To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 1:00 a.m. Pacific Time on the day of the Special Meeting (or if the Special Meeting is adjourned, by 1:00 a.m. Pacific Time on the day on which the Special Meeting is reconvened), and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.

Q.	What does it mean if I receive more than one proxy card?

A.	If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.

Q.	How will my shares be voted if I return a blank proxy card or a blank voting instruction card?

A.	If you are a holder of record of shares of our common stock and you sign and return a proxy card without giving specific voting instructions, your shares will be voted:

•	FOR the approval of the Issuance Proposal

•	FOR the approval of the Charter Proposal; and

•	FOR the approval of the Adjournment Proposal.

If you hold your shares in street name via a broker, bank or other nominee and return a signed but blank voting instruction card (and do not otherwise provide the broker, bank or other nominee with voting instructions), your shares will not be counted in connection with the Issuance Proposal, the Charter Proposal or the Adjournment Proposal or any other non-routine matters that are properly presented at the Special Meeting.

Our Board knows of no matter to be presented at the Special Meeting other than the Issuance Proposal, the Charter Proposal and the Adjournment Proposal. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us on the proxy card will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Q.	Where can I find the voting results of the Special Meeting?

A.	We will publish the final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Special Meeting.

Q.	Who is making this solicitation?

A.	This proxy solicitation is being made on behalf of our Board.

Q.	Who will bear the costs of this solicitation?

A.	We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials we furnish to our stockholders. Copies of the Company’s solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Upon request, we will reimburse such persons for their costs in forwarding such solicitation materials to such beneficial owners.

Q.	Will a stockholder list be available for inspection?

A.	In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and, for 10 days prior to the Special Meeting, at our corporate headquarters located at 4 Cromwell, Irvine, California 92618 between the hours of 8:00 a.m. and 5:00 p.m. Pacific Time.

PROPOSAL ONE: ISSUANCE PROPOSAL

TO RATIFY THE TERMS AND ISSUANCE OF OUR CONVERTIBLE PREFERRED STOCK AND RELATED WARRANTS, INCLUDING THE REMOVAL OF THE RESTRICTION PROHIBITING THE EXERCISE OF CERTAIN WARRANTS IF, AFTER GIVING EFFECT TO SUCH EXERCISE, THE APPLICABLE INVESTOR WOULD BENEFICIALLY OWN IN EXCESS OF 19.99% OF THE OUTSTANDING SHARES OF OUR COMMON STOCK, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF OUR COMMON STOCK ISSUABLE UPON FULL CONVERSION OF THE CONVERTIBLE PREFERRED STOCK AND UPON THE FULL EXERCISE OF THE WARRANTS, IN EACH CASE, INCLUDING SHARES ISSUABLE PURSUANT TO CUSTOMARY ANTI-DILUTION PROVISIONS.

Background

The Private Placement. As previously announced, on April 11, 2017, we entered into a Securities Purchase Agreement (the “Purchase Agreement”), between the Company and the investors named therein (the “Investors”) pursuant to which, on April 18, 2017, we issued and sold an aggregate of 80,644 shares of our Convertible Preferred Stock at a per share price of $124.00 (the “Private Placement”). Each share of Convertible Preferred Stock is convertible into 100 shares of our common stock reflecting a conversion price of $1.24 per share, which is the closing price of the common stock quoted on the NASDAQ Capital Market on April 10, 2017, subject to customary anti-dilution adjustments. In addition, the Investors purchased Warrants to purchase up to an aggregate of 3,925,871 shares of our common stock at an exercise price of $1.80 per share (the “Exercise Price”), subject to customary anti-dilution adjustments. The Warrants were purchased at a price equal to $0.125 per share of common stock subject to the Warrants. The Warrants become exercisable on October 18, 2017, six months after the closing of the Private Placement, and have a term of five years from the date of issuance or, if earlier, five business days after the Company delivers notice that the closing price per share of our common stock exceeded the Exercise Price for 20 consecutive trading days during the exercise period. The Purchase Agreement, the Certificate of Designations (as defined below) and the form of Warrants are attached hereto as Appendices B, C and D, respectively, and are incorporated herein by reference. Stockholders are urged to carefully read these documents.

Reasons for the Private Placement. Our Board determined that the Private Placement was advisable and in our best interest and in the best interest of our stockholders. We entered into the Private Placement in order to raise funds with the intended use for working capital purposes, including, but not limited to, new product development, launch and subsequent scale-up, as well as general corporate purposes. Upon the closing of the Private Placement, we received $10.5 million in gross proceeds, and we may receive up to an additional $7.1 million in gross proceeds upon the full exercise of the Warrants, resulting in total proceeds from the Private Placement of up to $17.6 million before transaction costs.

Stockholder Approval Required. Pursuant to the Purchase Agreement, we are required to use commercially reasonable efforts to hold the Special Meeting in order to, among other things, approve a charter amendment increasing the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares and satisfy NASDAQ requirements with respect to the issuance of the Convertible Preferred Stock and the issuance of our common stock upon conversion of the Convertible Preferred Stock and exercise of the Warrants by certain holders whose warrants are initially subject to the 19.99% Limitation (as defined below). The conversion of the Convertible Preferred Stock will occur automatically upon receipt of stockholder approval of the Issuance Proposal and the Charter Proposal, and no Warrants will be subject to the 19.99% Limitation following receipt of stockholder approval of the Issuance Proposal. If the Issuance Proposal is approved by stockholders but the Charter Proposal is not approved by stockholders, there will not be a sufficient number of authorized but unissued shares of our common stock available for all of the shares of Convertible Preferred Stock to convert into shares of our common stock. The “19.99% Limitation” means the provision contained in certain Warrants prohibiting the holder thereof from exercising the Warrants to the extent that the exercise would result in the holder beneficially owning more than 19.99% of the outstanding shares of our common stock. For more information regarding the reasons stockholder approval is required, please see below under “Reasons for Stockholder Approval.”

Registration Rights. Under the Purchase Agreement, the Company granted certain registration rights to the Investors. The Company is obligated to use commercially reasonable efforts to file, within 30 days following receipt of the stockholder approval discussed above, a registration statement on Form S-3 to register the resale of the shares of our common stock issued upon conversion of the Convertible Preferred Stock and shares of our common stock that may be issued pursuant to the exercise of the Warrants and to effect the registration no later than 90 days after the filing date. With certain exceptions, the Company is obligated to keep the registration statement effective until all of the shares are sold. The Company will be responsible for all of its fees and expenses incurred in connection with registering the shares.

Other Terms. The Purchase Agreement contains customary terms regarding, among other things, representations and warranties and indemnification.

The Investors; Certain Interests. The Investors include Oracle Partners, L.P., Oracle Ten Fund Master, L.P., Oracle Institutional Partners, L.P., the Schuler Family Foundation, Frederic H. Moll, the Paul and Carolyn Clark Revocable Trust of 2009, Jonathan T. Lord, the Flynn Living Trust and Mark J. Nelson. Larry N. Feinberg is the managing member of Oracle Associates, LLC, which is the general partner of Oracle Partners, L.P., Oracle Ten Fund Master, L.P. and Oracle Institutional Partners, L.P., and, prior to the closing of the Private Placement, beneficially owned 22.0% of the issued and outstanding shares of our common stock. Jack W. Schuler is the President of the Schuler Family Foundation and, prior to the closing of the Private Placement, beneficially owned 24.9% of the issued and outstanding shares of our common stock. Frederic H. Moll and Jonathan T. Lord are directors of the Company. Paul N. Clark, the co-trustee of the Paul and Carolyn Clark Revocable Trust of 2009, is Chairman of the Board of the Company. Harold C. Flynn. Jr., the co-trustee of the Flynn Living Trust, is President and Chief Executive Officer of the Company and also a director of the Company. Mark J. Nelson served as Senior Vice President and Chief Financial Officer of the Company and resigned in May 2017. Due to their direct or indirect ownership of Convertible Preferred Stock and Warrants, Messrs. Clark and Moll and Dr. Lord, who each serve as a director of the Company, Mr. Nelson, who is a former executive officer of the Company, and Mr. Flynn, who serves as both a director and an executive officer of the Company, have an interest in the Issuance Proposal. The names of the Investors and the number of shares of Convertible Preferred Stock and related Warrants held by each Investor are set forth on the Schedule of Investors attached hereto as Appendix A.

Private Offering Exemption from Registration. The shares of Convertible Preferred Stock and Warrants were offered in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act and rules promulgated thereunder and corresponding provisions of state securities laws. Each of the Investors is either a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act or an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Description of the Convertible Preferred Stock

The following is a summary of the terms of the Convertible Preferred Stock under the Certificate of Designations, Preferences and Rights of Series D Participating Convertible Preferred Stock of Biolase, Inc. that we filed with the Secretary of State of the State of Delaware on April 18, 2017 (the “Certificate of Designations”).

Voting. The Convertible Preferred Stock is non-voting, except to the extent required by law. However, without the consent of holders of at least a majority of the then outstanding shares of Convertible Preferred Stock, we may not: (i) amend or repeal the Certificate of Designations or our certificate of incorporation or bylaws in any manner that adversely affects the rights, preferences, privileges or the restrictions provided for the benefit of the

Convertible Preferred Stock; (ii) reclassify or amend any of our securities in a manner that adversely affects the designations, preferences, powers and/or relative participating, optional or other special rights, or the restrictions provided for the benefit, of the Convertible Preferred Stock; (iii) authorize, issue or sell any (A) class or series of capital stock (including shares of treasury stock) that would be classified as senior to or pari passu with the Convertible Preferred Stock or (B) rights, options, warrants or other securities (including debt securities) convertible into or exercisable or exchangeable for capital stock or any equity security or having any other equity feature, in each case, that would be classified as either senior to or pari passu with the Convertible Preferred Stock; (iv) enter into any agreement or other obligation which by its terms restricts our ability to perform our obligations under the Certificate of Designations; (v) purchase or redeem or pay or declare any dividend on any shares of our capital stock, other than redemptions of or dividends on the Convertible Preferred Stock or dividends in which holders of our Convertible Preferred Stock are entitled to participate; or (vi) enter into any agreement to do any of the foregoing that is not expressly made conditional on obtaining the consent of the holders of at least a majority of the then outstanding shares of Convertible Preferred Stock.

Dividends. Prior to conversion, and beginning on January 1, 2018, each share of Convertible Preferred Stock carries a cumulative quarterly dividend at an initial quarterly rate of 2.0% of $124.00 plus all accrued but unpaid dividends thereon, which rate will increase by 2.0% quarterly, subject to a maximum rate of the lower of 17% per annum and the maximum legal interest rate. Such dividends are payable in additional shares of Convertible Preferred Stock. In addition, if our Board declares a dividend payable upon the common stock, whether in cash, in kind or in other securities or property, the holders of the outstanding shares of Convertible Preferred Stock are entitled to the amount of dividends as would be payable in respect of the number of shares of our common stock into which the shares of Convertible Preferred Stock could be converted, without regard to any restrictions on conversion.

Liquidation. The Convertible Preferred Stock ranks senior to the common stock with respect to distributions upon our deemed dissolution, liquidation or winding-up and has a per share liquidation preference equal to the greater of (i) $124.00 plus all accrued but unpaid dividends thereon and (ii) such amount as would be payable if such shares were converted into common stock immediately prior to such dissolution, liquidation or winding-up.

Conversion. Each share of Convertible Preferred Stock will be automatically converted upon obtaining the approval of our stockholders sought by this proposal and the Charter Proposal. If the Issuance Proposal is approved by stockholders but the Charter Proposal is not approved by stockholders, there will not be a sufficient number of authorized but unissued shares of our common stock for all of the shares of Convertible Preferred Stock to convert into shares of our common stock. The number of shares of our common stock into which each share of Convertible Preferred Stock is convertible is equal to the number obtained dividing (i) the sum of $124.00 and the amount of any accrued but unpaid dividends thereon by (ii) $1.24, subject to customary anti-dilution adjustments.

Redemption. At any time on or after April 18, 2018, the holders of at least a majority of the then outstanding shares of Convertible Preferred Stock may elect to have the Company redeem all or any portion of the Convertible Preferred Stock held by such holders at a price per share equal to $124.00 plus the amount of any accrued but unpaid dividends thereon.

Description of the Warrants

The Warrants have an Exercise Price of $1.80 per share of common stock subject to the Warrants, subject to customary anti-dilution adjustments. Each Warrant is exercisable by the holder beginning on October 18, 2017, which is six months after the closing of the Private Placement, and continuing for a period five years thereafter, or, if earlier, five business days after the Company delivers notice that the closing price per share of our common stock exceeded the Exercise Price for 20 consecutive trading days during the exercise period.

Certain of the Warrants are subject to the 19.99% Limitation. Such provision will be removed from the Warrants upon obtaining the approval of our stockholders sought by this proposal.

Reasons for Stockholder Approval

Our common stock is listed on The NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval of this proposal. Certain sections of NASDAQ Listing Rule 5635 are generally described below:

•	NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer.

•	NASDAQ Listing Rule 5635(c) requires stockholder approval for the issuance of shares to directors or officers of the Company in certain circumstances where NASDAQ considers such issuance to be an “equity compensation arrangement,” even if the Company does not view the issuance of such shares as compensation.

We are seeking stockholder approval of this proposal in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the terms of the Convertible Preferred Stock and the issuance of shares of our common stock upon conversion of the Convertible Preferred Stock and exercise of the Warrants.

Assuming the full conversion of the Convertible Preferred Stock (assuming a conversion ratio of 100:1) and full exercise of the Warrants, such securities, in the hands of the Investors, would represent approximately 15.0% of the outstanding shares of our common stock (based on 67,912,379 shares of our common stock outstanding as of May 18, 2017 plus the approximately 12.0 million additional shares of our common stock that would be outstanding as a result of such conversion and exercise). Further, each of Larry Feinberg and affiliated entities and Jack W. Schuler and affiliated entities would continue to own in excess of 20% of the outstanding shares of our common stock upon the conversion of their shares of Convertible Preferred Stock and exercise of the Warrants.

Messrs. Clark, Flynn and Moll and Dr. Lord, who are direct or indirect Investors, serve as directors of the Company, and in the case of Mr. Flynn, also as an executive officer of the Company. Mr. Nelson, who is also an Investor, served as an executive officer of the Company at the time he purchased shares of Convertible Preferred Stock and Warrants. The aggregate amount of shares of Convertible Preferred Stock and related Warrants held by each such Investor is set forth on the Schedule of Investors attached hereto as Appendix A. See “Background—The Investors; Certain Interests” above for a description of the direct and indirect investments.

The Purchase Agreement requires us to submit this proposal to our stockholders at the Special Meeting. Approval of this proposal will constitute approval pursuant to the NASDAQ Listing Rules.

Consequences of Failing to Approve the Issuance Proposal

Our Board is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement. The issuance and sale of the shares of Convertible Preferred Stock and Warrants has already occurred, and the Purchase Agreement and related agreements are binding obligations of the Company. The Convertible Preferred Stock will continue to be an authorized class of our capital stock, and the terms of the Convertible Preferred Stock and Warrants will remain outstanding obligations of ours in favor of the holders of such securities. The failure of our stockholders to approve the Issuance Proposal will only mean that (i) the Convertible Preferred Stock cannot be converted into common stock and (ii) the Warrants containing the 19.99% Limitation will continue to be subject to such limitation. Accordingly, we will be required to pay the dividend on the shares of Convertible Preferred Stock beginning January 1, 2018, and we will be required to continue complying with negative covenants that limit our ability to issue securities, pay dividends and amend our organizational documents, among other things, which could materially adversely impact our operations.

Dilution

If this proposal and the Charter Proposal are approved, existing stockholders will suffer significant dilution in ownership interests and voting rights as a result of the issuance of shares of our common stock upon the conversion of the shares of Convertible Preferred Stock and the exercise, if any, of the Warrants that currently contain the 19.99% Limitation. Upon conversion in full of the shares of Convertible Preferred Stock (assuming a conversion ratio of 100:1), 8,064,400 additional shares of our common stock will be outstanding, and upon the full exercise of the Warrants containing the 19.99% Limitation, 3,601,070 additional shares of our common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of our common stock described above does not give effect to (i) the issuance of additional shares of our common stock due to potential future anti-dilution adjustments on the Convertible Preferred Stock and Warrants, (ii) the issuance of shares of our common stock pursuant to other outstanding options and warrants, including Warrants issued in the Private Placement without the 19.99% Limitation, or (iii) any other future issuances of our common stock. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Required Vote of Stockholders

Approval of the Issuance Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal. Accordingly, abstentions will have the same effect as a vote against the Issuance Proposal. This proposal is a non-routine matter, and if you hold your shares in street name via a broker, bank or other nominee, your shares may not be voted by your broker, bank or other nominee if you do not submit voting instructions.

If the Issuance Proposal is approved but the Charter Proposal is not approved, there will not be a sufficient number of authorized but unissued shares of our common stock available for all of the shares of Convertible Preferred Stock to convert into shares of our common stock.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE PROPOSAL.

PROPOSAL TWO: CHARTER PROPOSAL

TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM ONE HUNDRED MILLION (100,000,000) SHARES TO TWO HUNDRED MILLION (200,000,000) SHARES.

Background

Our Board has approved and adopted, and is hereby soliciting stockholder approval of, an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from one hundred million (100,000,000) shares to two hundred million (200,000,000) shares (the “Charter Amendment”). Our Board has determined that the Charter Amendment is advisable and in the best interests of the Company and our stockholders. The Charter Amendment does not contemplate any change to the number of authorized shares of our preferred stock. As approved by our Board, subject to stockholder approval, Article III of our Restated Certificate of Incorporation, as amended, would be amended to read as follows:

“THIRD. The total number of shares of stock which the Corporation shall have authority to issue is TWO HUNDRED ONE MILLION (201,000,000) of which TWO HUNDRED MILLION (200,000,000) shares, par value $.001 per share, shall be common stock and of which ONE MILLION (1,000,000) shares, par value $.001 per share, shall be preferred stock.”

Reasons for Proposal

We currently have 100,000,000 shares of common stock authorized for issuance. As of May 18, 2017, there were 67,912,379 shares of our common stock issued and outstanding, 27,312,594 shares of our common stock reserved for future issuance under outstanding options, restricted stock units and warrants, including the Warrants issued in the Private Placement described in the Issuance Proposal, and 2,166,349 shares of our common stock reserved for future issuance pursuant to future awards under the Company’s 2002 Stock Incentive Plan. Accordingly, as of May 18, 2017, only approximately 2.6 million shares of our common stock remained authorized, unissued and available for general corporate purposes. The Convertible Preferred Stock issued in the Private Placement described in the Issuance Proposal is initially convertible into 8,064,400 shares of our common stock, and there is not a sufficient number of authorized, unissued and available shares of our common stock to permit the conversion of all of the shares of the Convertible Preferred Stock if stockholders approve the Issuance Proposal.

Our Board believes that it is important to have available for issuance a number of authorized shares of our common stock sufficient to permit the conversion of the Convertible Preferred Stock if stockholders approve the Issuance Proposal and to meet our future corporate needs. If stockholders vote to approve the Issuance Proposal, we plan to use up to 8,064,400 of the additional authorized shares of our common stock to convert the outstanding shares of Convertible Preferred Stock into shares of common stock. We also plan to use a portion of the additional authorized shares of our common stock for the purpose of issuing shares under the Company’s 2002 Stock Incentive Plan. In addition, we are evaluating the future financing needs of our business, and we may use a portion of the additional authorized shares if we elect to raise capital by issuing shares of our common stock, issuing shares of our preferred stock that are convertible into shares of our common stock and/or issuing warrants that are exercisable for shares of our common stock. Other than these purposes, we do not have any current intentions to issue additional authorized shares of our common stock. Our Board believes that the availability of additional authorized shares of our common stock will provide us with the flexibility in the future to issue shares of our common stock for corporate purposes, and the additional authorized shares may, from time to time, be used for purposes of raising additional capital (including through sales of stock or securities convertible into or exercisable for shares of our common stock), settling outstanding obligations and acquiring companies or assets. We believe that the proposed increase in the number of authorized shares of our common stock will provide us with additional flexibility to meet business and financing needs as they arise.

Our Board will determine whether, when and on what terms the issuance of shares of our common stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of additional shares of common stock authorized under our Restated Certificate of Incorporation, as amended and as further amended by the Charter Amendment, except as may be required for a particular transaction by applicable law or regulatory agencies or by the NASDAQ Rules or the rules of any other stock market or exchange on which our common stock may then be listed.

The additional shares of our common stock, if issued, would have the same rights and privileges as the existing shares of our common stock. Any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock, and (unless such issuance was pro rata among existing stockholders) our existing stockholders’ percentage ownership of our common stock would be diluted accordingly.

Although an increase in the number of authorized shares of our common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Certain Interests

Due to their direct or indirect ownership of Convertible Preferred Stock and Warrants, Messrs. Clark and Moll and Dr. Lord, who each serve as a director of the Company, Mr. Nelson, who is a former executive officer of the Company, and Mr. Flynn, who serves as both a director and an executive officer of the Company, have an interest in the Charter Proposal. The names of the Investors and the number of shares of Convertible Preferred Stock and related Warrants held by each Investor are set forth on the Schedule of Investors attached hereto as Appendix A.

Effectiveness

The proposed increase in the number of authorized shares of our common stock would become effective immediately upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware. We expect to file the Charter Amendment referenced in the Charter Proposal with the Secretary of State of the State of Delaware promptly upon approval of the Charter Proposal by our stockholders.

Required Vote of Stockholders

Approval of the Charter Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this proposal. Accordingly, abstentions will have the same effect as a vote against the Charter Proposal. This proposal is a non-routine matter, and if you hold your shares in street name via a broker, bank or other nominee, your shares may not be voted by your broker, bank or other nominee if you do not submit voting instructions.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE CHARTER PROPOSAL.

PROPOSAL THREE: ADJOURNMENT PROPOSAL

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IN THE REASONABLE DISCRETION OF THE CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE ISSUANCE PROPOSAL OR THE CHARTER PROPOSAL.

Background

If, at the Special Meeting, the number of shares of our common stock present or represented and voting in favor of the Issuance Proposal or the Charter Proposal is insufficient to approve either such proposal, the Chief Executive Officer and President of the Company, in his reasonable discretion, may move to adjourn or postpone the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of the Issuance Proposal and/or the Charter Proposal.

Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the Special Meeting and voting in favor of the Issuance Proposal or the Charter Proposal is insufficient to approve either such proposal, it is in the best interests of the stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve both the Issuance Proposal and the Charter Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal and/or the Charter Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of shares of our common stock present in person or represented by proxy at the Special Meeting will vote against the Issuance Proposal or a majority of the number of outstanding shares of our common stock will vote against the Charter Proposal, we could adjourn or postpone the Special Meeting without a vote on the Issuance Proposal or the Charter Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of both the Issuance Proposal and the Charter Proposal.

Certain Interests

Due to their direct or indirect ownership of Convertible Preferred Stock and Warrants, Messrs. Clark and Moll and Dr. Lord, who each serve as a director of the Company, Mr. Nelson, who is a former executive officer of the Company, and Mr. Flynn, who serves as both a director and an executive officer of the Company, have an interest in the Issuance Proposal, the Charter Proposal and the Adjournment Proposal. The names of the Investors and the number of shares of Convertible Preferred Stock and related Warrants held by each Investor are set forth on the Schedule of Investors attached hereto as Appendix A.

Required Vote of Stockholders

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal. Accordingly, abstentions will have the same effect as a vote against the Adjournment Proposal. This proposal is a non-routine matter, and if you hold your shares in street name via a broker, bank or other nominee, your shares may not be voted by your broker, bank or other nominee if you do not submit voting instructions.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the beneficial ownership of our common stock by each person, entity or group known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock based on a review of publicly available statements of beneficial ownership filed with the SEC and Company records. Percentage ownership is based on 67,912,379 shares of our common stock being issued and outstanding as of May 18, 2017.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Larry N. Feinberg(1)	15,472,847	22.5%
200 Greenwich Avenue Greenwich, Connecticut 06830
Jack W. Schuler(2)	17,029,460	24.8%
100 North Field Drive, Suite 360 Lake Forest, Illinois 60045
Camber Capital Management LLC(3)	5,332,394	7.9%
101 Huntington Avenue, Suite 2550 Boston, Massachusetts 02199

(1)	Based on the information provided in Amendment No. 14 to Schedule 13D, filed with the SEC on April 21, 2017 by Larry N. Feinberg, Oracle Partners, L.P. (“Oracle Partners”), Oracle Institutional Partners, L.P. (“Institutional Partners”), Oracle Ten Fund Master, LP (“Ten Fund”), Oracle Associates, LLC (“Oracle Associates”) and Oracle Investment Management, Inc. (“Oracle Investment”) (Mr. Feinberg, together with Oracle Partners, Institutional Partners, Ten Fund, Oracle Associates and Oracle Investment, the “Oracle Reporting Persons”). The Oracle Reporting Persons reported that Mr. Feinberg beneficially owns and has shared dispositive power with respect to 15,472,847 shares of our common stock, Oracle Partners beneficially owns and has shared voting and dispositive power with respect to 10,536,673 shares of our common stock, Institutional Partners beneficially owns and has shared voting and dispositive power with respect to 2,131,007 shares of our common stock, Ten Fund beneficially owns and has shared voting and dispositive power with respect to 2,513,742 shares of our common stock, Oracle Investment beneficially owns and has shared voting and dispositive power with respect to 2,753,167 shares of our common stock and Oracle Associates beneficially owns and has shared voting and dispositive power with respect to 15,181,422 shares of our common stock.

Such beneficial ownership excludes warrants held by each of Oracle Partners, Institutional Partners and Ten Fund to purchase 336,047 shares of our common stock, 470,465 shares of our common stock and 537,674 shares of our common stock, respectively, totaling 1,344,186 shares issuable upon exercise of warrants held by the Oracle Reporting Persons, which warrants became exercisable on May 7, 2015. However, the terms of the warrants prohibit the holder of such warrants from exercising the warrants to the extent that the exercise would result in the holder and its affiliates beneficially owning more than 19.99% of the outstanding shares of our common stock.

In addition, such beneficial ownership excludes (a) 26,630 shares of Convertible Preferred Stock, convertible into 2,663,000 shares of our common stock upon approval of the Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of State of the State of Delaware ) and Warrants to purchase 1,296,385 shares of our common stock purchased by Oracle Partners in the Private Placement, (b) 5,918 shares of Convertible Preferred Stock, convertible into 591,800 shares of our common stock upon approval of the Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of State of the State of Delaware ) and Warrants to purchase 288,086 shares of our common stock purchased by Ten Fund in the Private Placement and (c) 4,438 shares of Convertible Preferred Stock, convertible into 443,800 shares of our common stock upon approval of the Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of

State of the State of Delaware ) and Warrants to purchase 216,064 shares of our common stock purchased by Institutional Partners in the Private Placement. If the Issuance Proposal is not approved, Oracle Partners, Ten Fund and Institutional Partners will each be prohibited from exercising the Warrants to the extent that the exercise would result in the holder and its affiliates beneficially owning more than 19.99% of the outstanding shares of our common stock. If the Share Issuance Proposal and the Charter Proposal are approved (and the Charter Amendment is filed with the Secretary of State of the State of Delaware) and the Warrants become exercisable, Mr. Feinberg would beneficially own 26.7% of the outstanding shares of our common stock, assuming full conversion of all outstanding shares of Convertible Preferred Stock.

Such beneficial ownership includes warrants held by each of Oracle Partners and Institutional Partners to purchase 749,027 shares of our common stock and 101,770 shares of our common stock, respectively, totaling 850,797 shares issuable upon exercise of warrants held by the Oracle Reporting Persons, which warrants were exercisable as of April 21, 2017.

Each of the Oracle Reporting Persons is a party to that certain Standstill Agreement, dated as of November 10, 2015 and amended as of August 1, 2016, with the Company, pursuant to which the Oracle Reporting Persons agreed, among other things, that neither they, nor any of their affiliates or associates would purchase or acquire any additional shares of our common stock, if, after such purchase or acquisition, the aggregate beneficial ownership of the Oracle Reporting Persons and their affiliates and associates would exceed 30% of the issued and outstanding shares of our common stock.

In accordance with SEC rules, the percentage indicated in the table above is based on 67,912,379 shares of our common stock outstanding as of May 18, 2017, together with the addition of 850,797 shares issuable upon exercise of the warrants held by the Oracle Reporting Persons.

(2)	Based on the information provided in Amendment No. 10 to Schedule 13D, filed with the SEC on April 17, 2017 by Jack W. Schuler with respect to himself, the Jack W. Schuler Living Trust (the “Schuler Trust”), Renate Schuler and the Schuler Family Foundation (the “Schuler Foundation,” and together with Mr. Schuler, Ms. Schuler and the Schuler Trust, the “Schuler Reporting Persons”). In that Amendment No. 10 to Schedule 13D, the Schuler Reporting Persons reported that Mr. Schuler beneficially owns and has shared voting and dispositive power with respect to 20,728,060 shares of our common stock, the Schuler Trust beneficially owns and has shared voting and dispositive power with respect to 11,045,995 shares of our common stock, Ms. Schuler beneficially owns and has shared voting and dispositive power with respect to 9,682,065 shares of our common stock and the Schuler Foundation beneficially owns and has shared voting and dispositive power with respect to 9,582,065 shares of our common stock. However, the number reported in this table excludes 36,986 shares of Convertible Preferred Stock, convertible into 3,698,600 shares of our common stock upon approval of the Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of State of the State of Delaware), which was included in the beneficial ownership for Mr. Schuler, Ms. Schuler and the Schuler Foundation in their Amendment No. 10 to Schedule 13D.

The beneficial ownership for Mr. Schuler, Ms. Schuler and the Schuler Foundation excludes warrants to purchase 3,824,252 shares of our common stock because the terms of the warrants prohibit the holder of such warrants from exercising the warrants to the extent that the exercise would result in the holder and its affiliates beneficially owning more than 19.99% of the outstanding shares of our common stock.

In addition, such beneficial ownership excludes Warrants to purchase 1,800,535 shares of our common stock purchased by the Schuler Foundation in the Private Placement. If the Issuance Proposal is not approved, the Schuler Foundation will be prohibited from exercising the Warrants to purchase 1,800,535 shares of our common stock to the extent that the exercise would result in the holder and its affiliates beneficially owning more than 19.99% of the outstanding shares of our common stock.

If the Share Issuance Proposal and the Charter Proposal are approved (and the Charter Amendment is filed with the Secretary of State of the State of Delaware) and the Warrants become exercisable, Mr. Schuler would beneficially own 28.7% of the outstanding shares of our common stock, assuming full conversion of all outstanding shares of Convertible Preferred Stock.

The beneficial ownership of Mr. Schuler and the Schuler Trust includes warrants held by the Schuler Trust to purchase 850,796 shares of our common stock, which warrants were exercisable as of April 17, 2017.

Each of the Schuler Reporting Persons is a party to that certain Standstill Agreement, dated as of November 10, 2015 and amended as of August 1, 2016, with the Company, pursuant to which the Schuler Reporting Persons agreed, among other things, that neither they, nor any of their affiliates or associates would purchase or acquire any additional shares of our common stock, if, after such purchase or acquisition, the aggregate beneficial ownership of the Schuler Reporting Persons and their affiliates and associates would exceed 30% of the issued and outstanding shares of our common stock.

In accordance with SEC rules, the percentage indicated in the table above is based on 67,912,379 shares of our common stock outstanding as of May 18, 2017, together with the addition of 850,796 shares issuable upon exercise of the warrants held by the Schuler Reporting Persons.

(3)	Based on the information provided in Amendment No. 3 to Schedule 13G, filed with the SEC on February 12, 2016 by Camber Capital Management LLC (“Camber”) and Stephen DuBois, reporting that Camber and Stephen DuBois each beneficially owns and has shared voting and dispositive power with respect to 5,332,394 shares of our common stock. Such beneficial ownership includes warrants held by Camber Capital Master Fund, LP and Camber Capital Fund II, LP to purchase 1,761,452 and 13,808 shares of our common stock, respectively, which warrants became exercisable on May 7, 2015. In accordance with SEC rules, the percentage indicated in the table above is based on 67,912,379 shares of our common stock outstanding as of May 18, 2017, together with the addition of 1,775,260 shares issuable upon exercise of the warrants as described above.

The following table sets forth the beneficial ownership of shares of our common stock as of May 18, 2017 by (i) each current director, (ii) each named executive officer and (iii) all current directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws, where applicable. Percentage ownership is based on 67,912,379 shares of our common stock outstanding as of May 18, 2017. Shares underlying options or warrants exercisable within 60 days of May 18, 2017 are deemed outstanding for the purpose of computing the percentage ownership of the person or persons holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other persons.

Name of Beneficial Owner	Beneficially Owned Shares of Common Stock		Number of Shares Underlying Options or Warrants Exercisable Within 60 Days of May 18, 2017		Percentage of Class
Paul N. Clark(1)	1,472,707	(5)(6)	898,676	(7)	3.4%
Harold C. Flynn, Jr.(1)(2)	132,120	(4)	526,472		*
Jonathan T. Lord, M.D.(1)	353,690	(5)(8)	445,553	(10)	1.2%
Frederic H. Moll, M.D.(1)	59,217	(5)(9)	368,595		*
James R. Talevich(1)	61,717	(5)(11)	352,341		*
Dmitri Boutoussov(2)	36,159		348,072		*
David C. Dreyer(2)(3)	123,000		623,026		1.1%
All current directors and executive officers as a group (6 persons)	2,115,610		2,940,339		7.1%

*	Represents less than 1%.
(1)	Director.
(2)	Named executive officer.
(3)	Resigned from the Company in January 2017.
(4)

Includes 46,720 vested RSUs. Excludes 307 shares of Convertible Preferred Stock, convertible into 30,700 shares of our common stock held by the Flynn Living Trust dated September 3, 2014 upon approval of the

Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of State of the State of Delaware). Mr. Flynn is a trustee of the Flynn Living Trust dated September 3, 2014. Excludes Warrants to purchase 14,945 shares of our common stock purchased by the Flynn Living Trust dated September 3, 2014 in the Private Placement.
(5)	Includes 105,467 vested RSUs for Mr. Clark, 59,217 vested RSUs for Dr. Lord, 59,217 vested RSUs for Dr. Moll and 61,717 vested RSUs for Mr. Talevich.
(6)	Includes 925,486 shares held by the Paul and Carolyn Clark Revocable Trust of 2009. Mr. Clark is the trustee of the Paul and Carolyn Clark Revocable Trust of 2009. Excludes 1,563 shares of Convertible Preferred Stock held by the Paul and Carolyn Clark Revocable Trust of 2009, convertible into 156,300 shares of our common stock upon approval of the Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of State of the State of Delaware). Excludes Warrants to purchase 76,089 shares of our common stock purchased by the Paul and Carolyn Clark Revocable Trust of 2009 in the Private Placement.
(7)	Includes warrants to purchase 263,024 shares of our common stock held by the Paul and Carolyn Clark Revocable Trust of 2009. Mr. Clark is the trustee of the Paul and Carolyn Clark Revocable Trust of 2009. Also includes warrants to purchase 50,885 shares of our common stock held by PNC Investments LLC. Paul Clark is the sole managing member of PNC Investments LLC.
(8)	Excludes 768 shares of Convertible Preferred Stock, convertible into 76,800 shares of our common stock upon approval of the Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of State of the State of Delaware). Excludes Warrants to purchase 37,387 shares of our common stock purchased in the Private Placement.
(9)	Excludes 1,921 shares of Convertible Preferred Stock, convertible into 192,100 shares of our common stock upon approval of the Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of State of the State of Delaware). Excludes Warrants to purchase 93,517 shares of our common stock purchased in the Private Placement.
(10)	Excludes 192 shares of Convertible Preferred Stock, convertible into 19,200 shares of our common stock upon approval of the Issuance Proposal and the Charter Proposal (and the filing of the Charter Amendment with the Secretary of State of the State of Delaware). Excludes Warrants to purchase 9,346 shares of our common stock purchased in the Private Placement.
(11)	Includes warrants to purchase 106,463 shares of our common stock.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and notices of Internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable document(s) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Once you have received notice from your broker or the Company that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate copies of proxy materials, you may notify your broker, or, if you are the holder of record of your shares, please send your written request to: BIOLASE, Inc., 4 Cromwell, Irvine, California 92618, Attention: Corporate Secretary.

Stockholders who currently receive multiple copies of our proxy statement and/or notice at their address and would like to request householding of their communications should contact their broker, or, if you are the holder of record of your shares, contact the Company at the address above.

In addition, the Company will promptly deliver, upon written or oral request to the address above or by calling the Corporate Secretary at (949) 361-1200, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents were delivered.

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), in order to be included in our proxy statement and form of proxy for the 2018 annual meeting of stockholders, stockholder proposals must be received at our principal executive offices, 4 Cromwell, Irvine, California 92618, Attention: Corporate Secretary, no later than December 6, 2017, and must comply with additional requirements established by the SEC. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of the previous year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. Pursuant to our bylaws, a stockholder proposal of business submitted outside of the process established in Rule 14a-8 and stockholder nominations of directors will be considered untimely if received before January 10, 2018 or after February 9, 2018. However, if the date of our next annual meeting of stockholders is more than 30 days before or more than 60 days after May 10, 2018, the deadline is no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Other Matters

We know of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us on the proxy card will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Where You Can Find More Information

We are subject to the informational requirements of the Exchange Act, as amended, and in accordance therewith file reports, proxy statements and other information with the SEC. Our filings are available to the public over the Internet at the SEC’s website at www.sec.gov, as well as at our website at www.biolase.com.

You may also read and copy, at prescribed rates, any document we file with the SEC at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the SEC’s Public Reference Room.

The Company’s common stock is listed on The NASDAQ Capital Market and trades under the symbol “BIOL.”

By	Order of the Board of Directors,

Paul N. Clark
Chairman of the Board

Date: May 19, 2017

APPENDIX A

SCHEDULE OF INVESTORS OF CONVERTIBLE PREFERRED STOCK AND WARRANTS

Investor’s Name	Number of Preferred Shares	Number of Shares of Common Stock Underlying Preferred Shares	Number of Warrant Shares
Schuler Family Foundation	36,986	3,698,600	1,800,535
Oracle Partners, L.P.	26,630	2,663,000	1,296,385
Oracle Ten Fund Master, L.P.	5,918	591,800	288,086
Oracle Institutional Partners, L.P.	4,438	443,800	216,064
CAC, LLC	961	96,100	46,759
DRD Family Partnership, LP	960	96,000	46,758
Frederic H. Moll	1,921	192,100	93,517
Paul and Carolyn Clark Revocable Trust of 2009	1,563	156,300	76,089
Jonathan T. Lord	768	76,800	37,387
Flynn Living Trust dated September 3, 2014, Harold and Treva Flynn Trustees	307	30,700	14,945
Mark J. Nelson	192	19,200	9,346

TOTAL	80,644	8,064,400	3,925,871

A-1

APPENDIX B

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated April 11, 2017, is entered into by and among (i) Biolase, Inc., a Delaware corporation (the “Company”), and (ii) each investor identified on Schedule I (each, including its successors and permitted assigns, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Investors (i) an aggregate of 80,644 shares (the “Preferred Shares”) of Series D Participating Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), of the Company, which will be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), in accordance with the terms set forth in the Certificate of Designations establishing the Series D Preferred Stock attached hereto as Exhibit A (the “Certificate of Designations”) and (ii) warrants in the form attached hereto as Exhibit B (the “Warrants”) to acquire up to an aggregate of 3,925,871 shares of Common Stock (the “Warrant Shares” and, together with the Preferred Shares, the Conversion Shares and the Warrants, the “Securities”) in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”); and

WHEREAS, pursuant to the terms and conditions of the Certificate of Designations, the conversion of the Series D Preferred Stock shall be subject to receipt of the Requisite Stockholder Approval (as defined herein).

NOW THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Purchase and Sale of Securities. Subject to the terms and conditions hereof, each Investor agrees, severally and not jointly, to purchase from the Company, and the Company agrees to sell to the Investors at the Closing, (a) the number of Preferred Shares set forth opposite each such Investor’s name on Schedule I for the price of $124 per Preferred Share and for the aggregate purchase price set forth on Schedule I (the “Preferred Share Purchase Price”) and (b) a Warrant representing the right to purchase the aggregate number of Warrant Shares set forth opposite each such Investor’s name on Schedule I for the price of $0.125 per Warrant Share and for the aggregate purchase price set forth on Schedule I (the “Warrant Purchase Price” and, together with the Preferred Share Purchase Price, the “Purchase Price”).

2. Issuance of Securities. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3. The Closing. The closing of the purchase and sale of the Preferred Shares and the Warrants (the “Closing”) shall take place at the headquarters of the Company, within five (5) business days after the date hereof, or at such other time and place as the Company may designate by notice to the Investors (such date and time being referred to herein as the “Closing Date”).

4. Payment for Securities. The Purchase Price shall be received by the Company from the Investors by wire transfer of immediately available funds to an account designated in writing by the Company or by other means approved by the Company at or prior to the Closing. At the Closing, following the receipt by the Company of the entire portion of the Purchase Price payable by an Investor, the Company shall deliver to such Investor copies of (a) a certificate evidencing the number of Preferred Shares set forth opposite such Investor’s name on Schedule I, registered in the name of such Investor and bearing the legend set forth in Section 11 (the original of such certificate to be delivered to such Investor as promptly as practicable after the Closing Date but in no event more than three (3) business days after the Closing Date), (b) a Warrant registered in the name of such Investor to purchase up to the number of Warrant Shares set forth opposite such Investor’s name on Schedule I, substantially in the form attached hereto as Exhibit B (the original of such Warrant to be delivered to such Investor as promptly as practicable after the Closing Date but in no event more than three (3) business days after the Closing Date) and (c) a certificate from the Secretary of State of the State of Delaware evidencing the filing of the Certificate of Designations substantially in the form attached hereto as Exhibit A.

5. Representations and Warranties of the Company. Except as otherwise specifically described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and any Current Reports on Form 8-K filed by the Company subsequent to December 31, 2016 and through the date of this Agreement with the Securities and Exchange Commission (the “Commission”), including the information incorporated by reference therein (collectively, the “Disclosure Package”), the Company hereby represents and warrants to and covenants with the Investors, as of the date hereof and as of the Closing, that:

(a) Organization, Good Standing and Qualification. The Company is duly formed and validly existing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) Authorization. The Company has all corporate right, power and authority to enter into this Agreement and, subject to receipt of the Requisite Stockholder Approval, to consummate the transactions contemplated hereby. Subject to receipt of the Requisite Stockholder Approval, all corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the authorization, sale, issuance and delivery of the Securities contemplated herein has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally and (ii) is subject to general principles of equity.

(c) Capitalization.

(i) As of March 31, 2017, the authorized capital stock of the Company consisted of 1,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), none of which were issued and outstanding, and 100,000,000 shares of Common Stock, 67,660,712 shares of which were issued and outstanding. The Preferred Stock and the Common Stock are collectively referred to herein as the “Capital Stock.” All of the issued and outstanding shares of Capital Stock have been duly authorized, validly issued and are fully paid and nonassessable. As of March 31, 2017, warrants to purchase 11,406,260 shares of Common Stock were outstanding, options to purchase 9,694,617 shares of Common Stock were outstanding, 1,838,750 restricted stock units were outstanding and an additional 3,465,112 shares of Common Stock were available for issuance under the Company’s 2002 Stock Incentive Plan, as amended. Except as otherwise set forth in this Agreement, as of the date hereof there are no outstanding options, warrants, rights (including conversion or preemptive rights), agreements, arrangements or commitments of any character, whether or not contingent, relating to the issued or unissued Capital Stock of the Company or obligating the Company to issue or sell any share of Capital Stock of, or other equity interest in, the Company.

(ii) The issuance of the Preferred Shares has been duly authorized and the Preferred Shares, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and shall be free and clear of any encumbrances, preemptive rights or restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws). Subject to receipt of the Requisite Stockholder Approval, the Conversion Shares, when issued in accordance with the terms of the Certificate of Designations, will be validly issued, fully paid and non-assessable, and shall be free and clear of any encumbrances, preemptive rights or restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws). Upon receipt of the Requisite Stockholder Approval, the Company shall have reserved such number of shares of Common Stock sufficient to enable the full conversion of all of the Preferred Shares.

(iii) The Warrants have been duly authorized, and, subject to the receipt of the Requisite Stockholder Approval, the Warrant Shares, when issued in accordance with the terms of the Warrants will be validly issued, fully paid and non-assessable and shall be free and clear of any encumbrances, preemptive rights or restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws). The Company has reserved such number of shares of Common Stock sufficient to enable the full exercise of the Warrants.

(d) Consents. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than the Requisite Stockholder Approval, filings that have been made, or will be made, pursuant to the rules and regulations of the Nasdaq Capital Market (“Nasdaq”), post-sale filings that may be required pursuant to applicable federal and State Securities Laws which the Company undertakes to file or obtain within the applicable time periods, and filings that may be made with the Delaware Secretary of State.

(e) Securities Laws. Assuming the accuracy of each Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby.

(f) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company or any of its directors and officers that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company or any subsidiary or any of their respective directors and officers which would have, either individually or in the aggregate, a Material Adverse Effect (as defined below).

(g) Filings. Since January 1, 2016, the Company has filed all forms, reports and documents required to be filed by it with the Commission (collectively, the “Company SEC Reports”). As of the respective dates they were filed (except if amended, updated or superseded by a filing made by the Company with the Commission prior to the date of this Agreement, then on the date of such filing), the Company SEC Reports complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), as the case may be, and the applicable rules and regulations of the Commission thereunder.

(h) Financial Statements. The consolidated financial statements of the Company (including any notes thereto) contained in the Disclosure Package (i) complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto, (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by Form 10-Q or Form 8-K) and (iii) each presented fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited financial statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to have a Material Adverse Effect). The Company has not had any material disagreement with its auditors regarding accounting matters or policies during any of its past three (3) full fiscal years or during the current fiscal year-to-date, which disagreements would require disclosure to the Company’s Board of Directors.

(i) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 5 that may be due in connection with the transactions contemplated by this Agreement.

(j) Acknowledgment Regarding the Investor’s Purchase of Securities. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to the Investors that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(k) Acknowledgment Regarding the Investor’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 6(a)(iv) and Section 13), it is understood and acknowledged by the Company that: (i) the Investors have not been asked by the Company to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Investor, specifically including short sales or “derivative” transactions, before or after the Closing, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Investor, and counter-parties in “derivative” transactions to which any such Investor is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) no Investor shall be deemed to have any affiliation with or control over any arm’s-length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Investors may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of this Agreement.

6. Representations and Warranties of the Investors. As of the date hereof and as of the Closing, each Investor, severally and not jointly, hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) Such Investor has all requisite authority to purchase the Securities, enter into this Agreement and to perform all the obligations required to be performed by such Investor hereunder, and such purchase will not contravene any law, rule or regulation binding on such Investor or any investment guideline or restriction applicable to such Investor.

(ii) Such Investor is acquiring the Securities for its own account and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) Such Investor will comply with all applicable laws and regulations such Investor is required to comply with in connection with the purchase or sale of Securities in effect in any jurisdiction in which such Investor purchases or sells Securities and obtain any consent, approval or permission such Investor is required to obtain in connection with such purchase or sale of Securities under the laws and regulations of any jurisdiction to which such Investor is subject or in which such Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(iv) Other than consummating the transactions contemplated hereby, such Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, executed any purchases or sales, including short sales, of the securities of the Company during the period commencing as of the time that such Investor first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereby and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

(b) Information Concerning the Company.

(i) Such Investor understands and accepts that the purchase of the Securities involves various risks. Such Investor represents that it is able to bear a complete loss of its investment in the Securities.

(ii) Such Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to such Investor in deciding to invest in the Securities. Such Investor acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining such Investor’s authority to invest in the Securities.

(iii) Such Investor acknowledges that it has had the opportunity to review this Agreement (including all exhibits and schedules hereto) and the Disclosure Package and has been afforded (A) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (B) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (C) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(iv) Such Investor understands that, unless such Investor notifies the Company in writing to the contrary at or before the Closing, each of such Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by such Investor.

(v) Such Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(vi) Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(c) Non-reliance.

(i) Such Investor represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities shall not be considered investment advice or a recommendation to purchase the Securities.

(ii) Except as expressly provided herein, such Investor confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Securities or (B) made any representation to such Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, such Investor is not relying on the advice or recommendations of the Company and such Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for such Investor.

(d) Status of the Investor.

(i) Such Investor has such knowledge, sophistication, skill and experience in business, financial and investment matters that such Investor is capable of evaluating the merits and risks of an investment in the Securities, and has so evaluated the merits and risks of such investment. With the assistance of such Investor’s own professional advisors, to the extent that such Investor has deemed appropriate, such Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Agreement. Such Investor has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and such Investor is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii) At the time such Investor was offered the Securities, such Investor was, and as of the date hereof such Investor is, and on the Closing Date, such Investor will be either (A) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act or (B) an “accredited investor” as defined in Rule 501(a) under the Securities Act, and not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and State Securities Laws in connection with the purchase and sale of the Securities.

(e) Restrictions on Transfer or Sale of Securities.

(i) Such Investor is acquiring the Securities solely for such Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable State Securities Laws and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable State Securities Laws (this representation and warranty not limiting such Investor’s right to sell the Conversion Shares or the Warrant Shares pursuant to the Registration Statement (as defined below) or otherwise in compliance with applicable federal law and State Securities Laws). Such Investor understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Investor and of the other representations made by such Investor in this Agreement. Such Investor understands that the Company is relying upon the representations and agreements contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) Such Investor understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that such

Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom such as the exemption and safe harbor provided under Rule 144 of the Securities Act.

(iii) Such Investor agrees that such Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act or in a transaction which is exempt from the registration provisions of the Securities Act such as the exemption and safe harbor provided under Rule 144 of the Securities Act; that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and that the Company and its affiliates and transfer agent shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions. The Company acknowledges and agrees that such Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge.

7. Conditions to Obligations of the Investors and the Company. The obligations of the Investors to purchase and pay for the Preferred Shares and the Warrants and of the Company to sell the Preferred Shares and the Warrants are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a) The representations and warranties of the Company contained in Section 5 and of the Investors contained in Section 6 shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

(b) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(c) There shall not have been a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” means any event, change, violation, inaccuracy, circumstance or effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on, or result in a material adverse change in, as the case may be, the business, operations, properties, condition (financial or otherwise), assets, liabilities or results of operations of the Company, except for any such events, changes, violations, inaccuracies, circumstances or effects resulting from (i) any changes in general economic, regulatory or political conditions, (ii) any changes or events generally affecting the industry in which the Company operates, (iii) any adverse change or effect that is caused by the announcement of the transactions contemplated by this Agreement, or (iv) any violations or other matters arising from changes in law or GAAP; unless in any such instance such change or effect described in (i), (ii) or (iv) impacts the Company in a materially disproportionate manner relative to a preponderance of the other similar entities impacted by such change.

8. Certain Covenants of the Company.

(a) The Company hereby agrees to use reasonable best efforts (i) to maintain the listing or quotation of the Common Stock on Nasdaq (or such other trading market that the Company applies to have the Common Stock traded on) for so long as any Investor owns unregistered Securities that have not expired by their terms and (ii) as promptly as practicable following the receipt of the Requisite Stockholder Approval, to secure the listing of the Conversion Shares and the Warrant Shares (subject to official notice of issuance) on such trading market.

(b) The Company shall file a Current Report on Form 8-K and press release disclosing the material terms of the transactions contemplated hereby. The Company shall, prior to such filing, furnish to the Investors for review a copy of such Form 8-K and press release. Such press release will be issued prior to market open on the second business day following the date of this Agreement and the Form 8-K will be filed within the time prescribed by the regulations of the Commission.

(c) For so long as any Investor holds unregistered Securities that have not expired by their terms, (i) the Company shall use its reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and (ii) if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Conversion Shares and the Warrant Shares under Rule 144.

(d) No claim will be made or enforced by the Company or, with the consent of the Company, any other person, that any Investor is an “Acquiring Person” or a “20% Stockholder” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement (excluding the 19.99% Restriction) in effect or hereafter adopted by the Company or that any Investor could be deemed to trigger the provisions of any such plan or arrangement by virtue of receiving Securities pursuant to this Agreement.

(e) The Company shall continue to reserve and keep available at all times from the date of receipt of the Requisite Stockholder Approval through the date on which the Preferred Shares have been converted in full, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares pursuant to any conversion of any Preferred Shares in accordance with the Certificate of Designations.

(f) The Company shall continue to reserve and keep available at all times through the earlier of the date on which the Warrants have been exercised in full and the expiration date of the Warrants, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Warrants in accordance with the terms of the Warrants.

9. Requisite Stockholder Approval.

(a) Subject to applicable law, the rules and regulations of Nasdaq and the Company’s restated certificate of incorporation, as amended, and amended and restated bylaws, the Company shall establish a record date for, call, give notice of, convene and hold a meeting of the stockholders of the Company (the “Company Stockholders’ Meeting”), as promptly as practicable following the date of this Agreement, for the purpose of voting upon the approval, authorization and ratification of the Corporate Actions (as defined below), in accordance with applicable law and the rules and regulations of Nasdaq. Notwithstanding the foregoing, (i) if there are insufficient shares of Common Stock necessary to establish a quorum at the Company Stockholders’ Meeting, the Company may postpone or adjourn the date of the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such postponement or adjournment is necessary in order to conduct business at the Company Stockholders’ Meeting, (ii) the Company may postpone or adjourn the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such postponement or adjournment is required by applicable law, and (iii) the Company may postpone or adjourn the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such postponement or adjournment is necessary to solicit sufficient proxies to secure the favorable vote of (A) the holders of a majority of the outstanding shares of Common Stock with respect to the Charter Amendment Actions and (B) the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Company Stockholders’ Meeting with respect to the Private Placement Actions (the “Requisite Stockholder Approval”). The Company shall solicit from stockholders of the Company proxies in favor of the approval, authorization and ratification of the Corporate Actions in accordance with applicable law and the rules and regulations of Nasdaq, and the Company’s Board of Directors shall (x) recommend that the Company’s stockholders vote to adopt, authorize, approve and ratify the Corporate Actions (the “Recommendation”), (y) use its reasonable best efforts to solicit such stockholders to vote in favor of the Corporate Actions and (z) use its reasonable best efforts take all other actions necessary or advisable to secure the favorable votes of such stockholders required to approve and effect all of the Corporate Actions. The Company shall establish a record date for, call, give notice of, convene and hold the Company Stockholders’ Meeting in accordance with this Section 9, whether or not the Company’s Board of Directors at any time subsequent to the date hereof shall have changed its position with respect to its Recommendation or determined that any or all of the Corporate Actions are no longer advisable and/or recommended that stockholders of the Company reject any or all of the Corporate Actions.

(b) Except as required to comply with fiduciary duties under applicable law, the Company’s Board of Directors shall not (i) withdraw or modify the Recommendation in a manner adverse to any Investor, or adopt or propose a resolution to withdraw or modify the Recommendation that is or becomes disclosed publicly and which can reasonably be interpreted to indicate that the Company’s Board of Directors or any committee thereof does not support the Corporate Actions or does not believe that the Corporate Actions are in the best interests of the Company’s stockholders or (ii) fail to reaffirm, without qualification, the Recommendation, or fail to state publicly, without qualification, that the Corporate Actions are in the best interests of the Company’s stockholders after any Investor requests in writing that such action be taken.

(c) As soon as practicable following the date of this Agreement, the Company shall prepare and file with the Commission the preliminary Proxy Statement (the “Proxy Statement”), which the Company shall use reasonable best efforts to complete and disseminate to the stockholders of the Company as soon as practicable following such filing. No filing of, or amendment or supplement to, or correspondence with the Commission or its staff with respect to the Proxy Statement shall be made by the Company without providing the Investors a reasonable opportunity to review and comment thereon. The Company shall advise the Investors, promptly after it receives notice thereof, of any request by the Commission or its staff for an amendment or revisions to the Proxy Statement or requests or comments thereon and responses thereto, and shall provide the Investors with copies of all correspondence between the Company and any of its advisors or representatives, on the one hand, and the Commission or its staff, on the other hand.

(d) “Corporate Actions” means the Charter Amendment Actions and the Private Placement Actions.

(e) “Charter Amendment Actions” means any and all corporate actions in furtherance of fully effectuating an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock to a number sufficient to permit the full conversion of the Preferred Shares into Conversion Shares and the full exercise of the Warrants for Warrant Shares.

(f) “Private Placement Actions” means any and all corporate actions in furtherance of fully effectuating (including, for the avoidance of doubt, the correction or removal of any limitations restricting the full exercise of the following actions, in whole or in part) (i) the full conversion of the Preferred Shares into Conversion Shares (excluding the Charter Amendment Actions), (ii) the full exercise of the Warrants for Warrant Shares (excluding the Charter Amendment Actions) and (iii) the removal of the restriction prohibiting the exercise of the Warrants if, after giving effect to such exercise, the applicable Investor would beneficially own in excess of 19.99% of the Company’s outstanding shares of Common Stock (the “19.99% Restriction”).

(g) Such Investor agrees to vote, or cause to be voted, all shares of Common Stock beneficially owned by it or any of its affiliates in favor of the Corporate Actions, at every duly called meeting of the stockholders of the Company at which such matters are duly considered and at every adjournment or postponement thereof.

(h) Following receipt of the Requisite Stockholder Approval, the Company shall promptly issue, upon any Investor’s request, new certificates evidencing the Warrants to the Investors, identical in all respects to such Investor’s previous certificates evidencing the Warrants, but for the elimination of the 19.99% Restriction.

10. Registration Rights.

(a) Shelf Registration.

(i) The Company shall use commercially reasonable efforts to file no later than 30 days after receipt of the Requisite Stockholder Approval (the “Filing Date”) a registration statement covering the resale of the Conversion Shares and the Warrant Shares (the “Registrable Shares”) with the Commission for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Shares, by such other means of distribution of Registrable Shares as the Investors may reasonably specify (the “Initial Registration Statement”).

(ii) The Company shall use commercially reasonable efforts to effect the registration (including a declaration of effectiveness thereof by the Commission) and applicable qualifications or compliances (including the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable State Securities Laws and appropriate compliance with applicable securities laws, requirements or regulations) as promptly as practicable after the filing of the Initial Registration Statement, but in any event prior to the date which is 90 days after the Filing Date (the “Effectiveness Date”). The Company shall, within two (2) business days after the Effectiveness Date, file a final prospectus with the Commission as required by Rule 424 under the Securities Act.

(iii) In the event that all of the Registrable Shares cannot, as a result of the rules and regulations of the Commission, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform the Investors, (ii) use commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (iii) withdraw the Initial Registration Statement and use commercially reasonable efforts to file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Shares permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Shares on Form S-3, such other form available to register for resale the Registrable Shares as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Shares. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use commercially reasonable efforts to file with the Commission, as promptly as practicable, one or more registration statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Shares on Form S-3, such other form available to register for resale those Registrable Shares that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements” and, collectively with the Initial Registration Statement and the New Registration Statement, the “Registration Statements”).

(iv) Notwithstanding any other provision of this Agreement, if the Commission limits the number of Registrable Shares permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Shares), unless otherwise directed in writing by any Investor as to its Registrable Shares, the number of Registrable Shares to be registered on such Registration Statement will be reduced as follows:

(1)	First, the Company shall reduce or eliminate any securities to be included other than Registrable Shares;

(2)	Second, the Company shall reduce Registrable Shares (applied to the Investors on a pro rata basis based on the total number of unregistered Registrable Shares held by such Investors).

In the event of a cutback hereunder, the Company shall give the Investors at least three (3) business days prior written notice along with the calculations as to such Investor’s allotment.

(b) Fees and Expenses. All expenses incurred by the Company in complying with Section 10(a), including all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Investor or any holder of Registrable Shares) shall be borne by the Company. All selling commissions applicable to the sale of Registrable Shares and all fees and expenses of legal counsel for any Investor or any holder of Registrable Shares related to the registration and sale of the Registrable Shares shall be borne by the Investor or holder of Registrable Shares incurring such commissions, fees or expenses.

(c) Certain Actions and Notifications. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Investors as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under State Securities Laws which the Company determines to obtain, continuously effective with respect to the Investors, and to keep the applicable Registration Statement effective until the later of (A) two (2) years from the Closing Date, (B) the date by which all the Registrable Shares may be sold without volume or manner of sale restrictions which may be applicable to affiliates under Rule 144, or (C) the date on which all of the Registrable Shares are sold. The period of time during which the Company is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii) advise the Investors within five (5) business days:

(1)	when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)	of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3)	of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or, to the Company’s knowledge, the initiation of any proceedings for such purpose;

(4)	of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares included therein for sale in any jurisdiction or, to the Company’s knowledge, the initiation or threatening of any proceeding for such purpose; and

(5)	subject to the provisions of this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) if any Investor so requests in writing, promptly furnish to such Investor, without charge, at least one copy of each Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the Commission;

(v) during the Registration Period, promptly deliver to the Investors, without charge, as many copies of each prospectus included in a Registration Statement and any amendment or supplement thereto as any Investor may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by such Investor of Registrable Shares in connection with the offering and sale of the Registrable Shares covered by a prospectus or any amendment or supplement thereto;

(vi) during the Registration Period, if any Investor so requests in writing, deliver to such Investor, without charge, (i) one copy of the following documents, other than those documents available via the Commission’s EDGAR system: (A) its annual report on Form 10-K (or similar form), (B) its definitive proxy statement with respect to its annual meeting of stockholders, (C) each of its quarterly reports on Form 10-Q, and (D) a copy of each full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (D); provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

(vii) prior to any public offering of Registrable Shares pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under State Securities Laws of such United States jurisdictions as any Investor reasonably request in writing; provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares covered by any such Registration Statement;

(viii) upon the occurrence of any event contemplated by Section 10(c)(ii)(5), except for such times as the Company is permitted hereunder to suspend the use of a prospectus forming part of a Registration Statement, and taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, the Company shall use its commercially reasonable efforts to prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ix) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission which could affect the sale of the Registrable Shares;

(x) use its commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed; and

(xi) cooperate with any broker-dealer through which any Investor proposes to resell its Registrable Shares in such broker-dealer’s filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by such Investor.

(d) No Delays. The Investors shall not have the right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 10(a) as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

(e) Special Interest. If the Company has not (i) filed the Initial Registration Statement by the Filing Date or (ii) effected the registration of the Registrable Shares by the Effectiveness Date (each such event referred to in clauses (i) and (ii), a “Registration Default”), then the Company shall pay to the Investors interest (“Special Interest”) in an amount per annum equal to 0.25% of such Investor’s Preferred Share Purchase Price for each day that the Registration Default continues; provided, however, that the Company shall in no event be required to pay Special Interest for more than one Registration Default at any given time. A Registration Default ends upon termination of the Registration Period or, if earlier, (x) in the case of a Registration Default under clause (i) of the definition thereof, when the Initial Registration Statement is filed with the Commission or (y) in the case of a Registration Default under clause (ii) of the definition thereof, when the Initial Registration Statement becomes or is declared effective by the Commission. All accrued Special Interest shall be paid by the Company to each Investor on quarterly basis to an account designated in writing by such Investor. Notwithstanding anything contained herein to the contrary, the payment of Special Interest shall be the only remedy available to the Investor for any Registration Default.

(f) Indemnification.

(i) To the extent permitted by law, the Company shall indemnify each Investor and each person controlling such Investor within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 10(f)(iii)), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse such Investor and each person controlling such Investor, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided however, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of the failure of such Investor to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Shares, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time any Registration Statement becomes effective or in an amended prospectus filed with the Commission pursuant to Rule 424(b) which meets the requirements of Section 10(a) of the Securities Act (each, a “Final Prospectus”), such indemnity shall not inure to the benefit of such Investor or any such controlling person, if a copy of a Final Prospectus furnished by the Company to such Investor for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

(ii) Each Investor shall, severally and not jointly, indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 10(f)(iii)), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor for use in preparation of any Registration Statement, prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability of such Investor under this section shall be limited to the proceeds received by such Investor from the sale of Registrable Shares.

(iii) Each party entitled to indemnification under this Section 10(f) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, conditioned or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall note be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(iv) If the indemnification provided for in this Section 10(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(f), no Investor shall be required to contribute pursuant to this Section 10(f), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Shares exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(g) Disclosure, Etc.

(i) Not less than five (5) business days prior to the filing of each Registration Statement, the Company shall furnish to each Investor copies of such Registration Statement and all exhibits being filed therewith, and shall consider in good faith the reasonable comments of such Investor. Notwithstanding the foregoing sentence, the Company shall not be obligated to provide the Investors advance copies of any universal shelf registration statement registering securities in addition to those required hereunder.

(ii) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Shares so that, as thereafter delivered to the Investor, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, such Investor will forthwith discontinue disposition of Registrable Shares pursuant to a Registration Statement and prospectus contemplated by Section 10(a) until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, such Investor shall deliver to the Company all copies, other than permanent file copies then in such Investor’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

(iii) Each Investor shall suspend, upon request of the Company, any disposition of Registrable Shares pursuant to any Registration Statement and prospectus contemplated by Section 10(a) during the occurrence or existence of any pending corporate development with respect to the Company that the Board of Directors of the Company believes in good faith may be material and that, in the determination of the Board of Directors of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or prospectus. The Company shall be entitled to exercise its right under this paragraph to suspend the availability of a Registration Statement and prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(iv) Upon the occurrence of any event contemplated by Section 10(g)(3), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, the Company shall prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 10(g) to suspend the availability of a Registration Statement and prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(v) As a condition to the inclusion of its Registrable Shares, each Investor shall furnish to the Company such information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing, including completing a Registration Statement Questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this Section 10.

(vi) Each Investor hereby covenants with the Company not to make any sale of the Registrable Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied (unless such sale is pursuant to Rule 144).

(vii) Each Investor agrees not to take any action with respect to any distribution deemed to be made pursuant to a Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(viii) At the end of the Registration Period, each Investor shall discontinue sales of shares pursuant to any Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by any such Registration Statement which remain unsold, and the Investors shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

(h) Assignment. The rights to cause the Company to register Registrable Shares granted to the Investors by the Company under Section 10(a) may be assigned by any Investor in connection with a transfer by such Investor of all or a portion of its Registrable Shares, provided, however, that such Investor must give the Company at least 10 days prior notice of such transfer for such transfer to be reflected in the Registration Statement or any amendment thereto and that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Investor gives prior written notice to the Company at least 10 days prior to the transfer; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 10(f), the rights of an Investor with respect to Registrable Shares as set out herein shall not be transferable to any other person, and any attempted transfer by any Investor shall cause all rights of such Investor therein to be forfeited.

(i) Waivers. The rights of any Investor under any provision of this Section 10 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by such Investor.

11. Legend. The Securities will be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Provided, that the Company shall, in connection with any sale made under the Registration Statement or Rule 144, promptly (and in any event within five (5) business days after receipt by the Company of a request therefor accompanied by all reasonably required documentation) deliver, or cause to be delivered, to any Investor new certificate(s) representing the Conversion Shares or the Warrant Shares, as applicable, that are free from all restrictive and other legends or, at the request of such Investor, via DWAC transfer to such Investor’s account.

12. Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

13. Certain Transactions. Each Investor, severally and not jointly, covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it, will execute any purchases or sales, including short sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 8(b).

14. Expenses. The parties hereto shall pay their own costs and expenses in connection with the transactions contemplated hereby.

15. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be amended, waived, discharged or terminated except by an instrument in writing signed by the parties hereto.

16. Assignability. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any person to whom such Investor assigns or transfers any Securities; provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the “Investors”.

17. Waiver of Jury Trial. THE COMPANY AND EACH INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

18. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the Investors (“Proceedings”), the Company and each Investor irrevocably submits to the jurisdiction of the federal or state courts located in the State of Delaware, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

20. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

22. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile or electronic transmission to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Biolase, Inc. 4 Cromwell Irvine, California 92618 E-mail: hflynn@biolase.com Attention: Harold C. Flynn, Jr.

With a copy (which shall not constitute notice) to:

Sidley Austin LLP

One South Dearborn

Chicago, Illinois 60603

Facsimile: 312-853-7036

E-mail:  mgordon@sidley.com

              bpeev@sidley.com

Attention:  Michael A. Gordon

                  Beth E. Peev

If to any Investor:	To its address as set forth on Schedule I attached hereto

23. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

24. Survival. All representations, warranties and covenants contained in this Agreement shall survive the Closing.

25. Notification of Changes. The Company and each Investor hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing which would cause any representation, warranty or covenant of such party contained in this Agreement to be false or incorrect.

26. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

27. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Investor shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in its review and negotiation of this Agreement (including the exhibits and schedules hereto). Except as expressly contemplated by this Agreement, the Company has elected to provide all Investors with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by any of the Investors.

28. Interpretation. For purposes of this Agreement, (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (ii) the word “or” is not exclusive, (iii) reference to any gender includes the other gender and the neutral gender (and vice versa) and (iv) the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (a) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Agreement; (b) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (c) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIOLASE, INC.

By:	/s/ Harold C. Flynn, Jr.

Name:	Harold C. Flynn, Jr.
Title:	President and Chief Executive Officer

Securities Purchase Agreement

SCHULER FAMILY FOUNDATION

By:	/s/ Jack Schuler
Name:	Jack Schuler
Title:	President

Securities Purchase Agreement

ORACLE PARTNERS, L.P.

By: ORACLE ASSOCIATES, LLC, its general partner

By:	/s/ Aileen Wiate

Name:	Aileen Wiate
Title:	Authorized Person

ORACLE TEN FUND MASTER, L.P.

By: ORACLE ASSOCIATES, LLC, its general partner

By:	/s/ Aileen Wiate

Name:	Aileen Wiate
Title:	Authorized Person

ORACLE INSTITUTIONAL PARTNERS, L.P.

By: ORACLE ASSOCIATES, LLC, its general partner

By:	/s/ Aileen Wiate

Name:	Aileen Wiate
Title:	Authorized Person

Securities Purchase Agreement

CAC, LLC

By:	/s/ Rod Dammeyer
Name:	Rod Dammeyer
Title:	Managing Member

DRD FAMILY PARTNERSHIP, LP

By:	/s/ Rod Dammeyer
Name:	Rod Dammeyer
Title:	General Partner

Securities Purchase Agreement

/s/ Frederic H. Moll
Frederic H. Moll

Securities Purchase Agreement

PAUL AND CAROLYN CLARK REVOCABLE TRUST OF 2009

By:	/s/ Paul Clark
Name:	Paul Clark
Title:	Trustee

Securities Purchase Agreement

/s/ Jonathan T. Lord
Jonathan T. Lord

Securities Purchase Agreement

FLYNN LIVING TRUST DATED SEPTEMBER 3, 2014, HAROLD AND TREVA FLYNN TRUSTEES

By:	/s/ Harold J. Flynn, Jr.

Name:	Harold J. Flynn, Jr.
Title:	Co-Trustee

By:	/s/ Treva Flynn

Name:	Treva Flynn
Title:	Co-Trustee

Securities Purchase Agreement

/s/ Mark J. Nelson
Mark J. Nelson

Securities Purchase Agreement

Schedule I

SCHEDULE OF INVESTORS

Investor’s Name and Address	Number of Preferred Shares	Number of Conversion Shares	Preferred Share Purchase Price	Number of Warrant Shares	Warrant Share Purchase Price	Total Purchase Price
Schuler Family Foundation [Redacted] [Redacted]	36,986	3,698,600	$4,586,264.00	1,800,535	$225,066.88	$4,811,330.88

Oracle Partners, L.P. [Redacted] [Redacted]	26,630	2,663,000	$3,302,120.00	1,296,385	$162,048.13	$3,464,168.13

Oracle Ten Fund Master, L.P. [Redacted] [Redacted]	5,918	591,800	$733,832.00	288,086	$36,010.75	$769,842.75

Oracle Institutional Partners, L.P. [Redacted] [Redacted]	4,438	443,800	$550,312.00	216,064	$27,008.00	$577,320.00

CAC, LLC [Redacted] [Redacted]	961	96,100	$119,164.00	46,759	$5,844.88	$125,008.88

DRD Family Partnership, LP [Redacted] [Redacted]	960	96,000	$119,040.00	46,758	$5,844.75	$124,884.75

Frederic H. Moll [Redacted] [Redacted]	1,921	192,100	$238,204.00	93,517	$11,689.63	$249,893.63

Paul and Carolyn Clark Revocable Trust of 2009 [Redacted] [Redacted]	1,563	156,300	$193,812.00	76,089	$9,511.13	$203,323.13

Jonathan T. Lord [Redacted] [Redacted]	768	76,800	$95,232	37,387	$4,673.38	$99,905.38

Flynn Living Trust dated September 3, 2014, Harold and Treva Flynn Trustees [Redacted] [Redacted]	307	30,700	$38,068.00	14,945	$1,868.13	$39,936.13

Mark J. Nelson [Redacted] [Redacted]	192	19,200	$23,808.00	9,346	$1,168.25	$24,976.25

TOTAL	80,644	8,064,400	$9,999,856.00	3,925,871	$490,733.91	$10,490,589.91

B-28 – S-1

Exhibit A

FORM OF CERTIFICATE OF DESIGNATIONS

[See Appendix D]

B-29 – A-1

Exhibit B

FORM OF WARRANT

[See Appendix E]

B-30 – B-1

APPENDIX C

CERTIFICATE OF DESIGNATIONS, PREFERENCES

AND RIGHTS OF

SERIES D PARTICIPATING CONVERTIBLE PREFERRED STOCK

OF

BIOLASE, INC.

(Pursuant to Section 151 of the

Delaware General Corporation Law)

Biolase, Inc., a Delaware corporation (the “Corporation”), hereby certifies that the following resolution was duly approved and adopted by the Board of Directors of the Corporation (the “Board of Directors”) at a meeting of the Board of Directors, which resolution remains in full force and effect on the date hereof:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation, as amended to date (the “Certificate of Incorporation”), and the Sixth Amended and Restated Bylaws of the Corporation (the “Bylaws”), and in accordance with Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), there is hereby created, out of the 1,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Corporation remaining authorized, unissued and undesignated, a series of the Preferred Stock consisting of 100,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to any powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, set forth in the Certificate of Incorporation that are applicable to the Preferred Stock):

SECTION 1 Designation of Amount.

(a) 100,000 shares of Preferred Stock shall be, and hereby are, designated the “Series D Participating Convertible Preferred Stock” (the “Series D Preferred Stock”), par value $0.001 per share.

(b) Subject to the requirements of the DGCL, the Certificate of Incorporation and this Certificate of Designations, the number of shares of Preferred Stock that are designated as Series D Preferred Stock may be increased or decreased by vote of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of such shares then outstanding plus the number of such shares that may be issued as dividends on the Series D Preferred Stock then outstanding and such additional shares issued as dividends. Any shares of Series D Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall, automatically and without further action, be retired and canceled promptly after the acquisition thereof, and shall become authorized but unissued shares of Preferred Stock when the Corporation shall take such action as may be necessary to reduce the number of authorized shares of the Series D Preferred Stock and may be reissued as part of a new series of any class or series of Preferred Stock in accordance with the Certificate of Incorporation and this Certificate of Designations.

SECTION 2 Certain Definitions.

Unless the context otherwise requires, the terms defined in this Section 2 shall have, for all purposes of this resolution, the meanings specified (with terms defined in the singular having comparable meanings when used in the plural).

“Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Bylaws” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Certificate of Incorporation” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Corporation.

“Conversion Date” shall have the meaning ascribed to such term in Section 6(d).

“Conversion Price” shall mean $1.24, subject to adjustment from time to time in accordance with Section 6(c).

“Corporation” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Deemed Liquidation” shall mean a consolidation or merger of the Corporation with or into any other person or persons, a statutory share exchange, the sale of all or substantially all of the Corporation’s assets or the sale of capital stock in one or more related transactions wherein the stockholders of the Corporation immediately prior to the effectiveness of such transaction or transactions hold less than 50% of the capital stock of the Corporation or the surviving entity immediately after such transaction.

“DGCL” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Dividend Period” shall have the meaning ascribed to such term in Section 4(a)(i).

“Fair Market Value” shall mean, with respect to any listed security, its Market Price, and with respect to any property or assets other than cash or listed securities, the fair value thereof determined in good faith by the Board of Directors.

“Initial Dividend Rate” shall have the meaning set forth in Section 4(a)(i).

“Initial Issue Date” shall mean the date that shares of Series D Preferred Stock are first issued by the Corporation.

“Junior Securities” shall have the meaning set forth in Section 8(c).

“LIBOR” shall mean the daily rate of interest as published in the Money Rates section of The Wall Street Journal as London Interbank Offered Rates (Libor) with a term of three (3) months. If The Wall Street Journal ceases to publish the London Interbank Offered Rates (Libor), the Corporation may select a substitute publication or service that publishes the London Interbank Offered Rates (Libor), or its equivalent.

“Liquidation” shall have the meaning ascribed to such term in Section 5(a).

“Market Price” shall mean, as to any class of listed securities, the average of the closing prices of such security’s sales on all United States securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted by Nasdaq or a major non-U.S. exchange, but not on the basis of “pink sheets,” as of 4:00 P.M., New York time, on such day or any successor organization, in each such case averaged over a period of twenty-one (21) days consisting of the day (or if such day is not a trading day, the immediately preceding trading day) as of which “Market Price” is being determined and the twenty (20) consecutive trading days prior to such day.

“Nasdaq” shall mean the Nasdaq Stock Market LLC.

“Parity Securities” shall have the meaning set forth in Section 8(b).

“Participating Dividends” shall have the meaning ascribed to such term in Section 4(b).

“person” shall mean any individual, partnership, company, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

“Preferred Stock” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Redemption Date” shall have the meaning ascribed to such term in Section 7(b).

“Redemption Price” shall have the meaning ascribed to such term in Section 7(a).

“Regular Dividend Payment Date” shall have the meaning ascribed to such term in Section 4(a)(i).

“Regular Dividends” shall have the meaning ascribed to such term in Section 4(a)(i).

“Requisite Holders” shall mean the holders of at least a majority of the then outstanding shares of Series D Preferred Stock.

“Requisite Stockholder Approval” shall have the meaning ascribed to it in the Securities Purchase Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” shall mean the Securities Purchase Agreement dated as the date hereof, by and among the Corporation and the purchasers identified on Schedule I thereto.

“Senior Securities” shall have the meaning set forth in Section 8(a).

“Series D Preferred Stock” shall have the meaning set forth in Section 1(a).

“Series D Recapitalization Event” shall mean any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving a change in the capital structure of the Series D Preferred Stock.

“Stated Value” shall mean the per share stated value for a share of Series D Preferred Stock of $124.

“subsidiary” means, with respect to any person, (a) a company a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by a subsidiary of such person, or by such person and one or more subsidiaries of such person, (b) a partnership in which such person or a subsidiary of such person is, at the date of determination, a general partner of such partnership, or (c) any other person (other than a company) in which such person, a subsidiary of such person or such person and one or more subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest, (ii) the power to elect or direct the election of the directors or other governing body of such person, or (iii) the power to direct or cause the direction of the affairs or management of such person. For purposes of this definition, a person is deemed to own any capital stock or other ownership interest if such person has the right to acquire such capital stock or other ownership interest, whether through the exercise of any purchase option, conversion privilege or similar right.

“Subsidiary” shall mean a subsidiary of the Corporation.

SECTION 3 Voting Rights.

(a) General. Except as otherwise provided by the DGCL, other applicable law or as provided in this Certificate of Designations, the holders of Series D Preferred Stock shall not be entitled to vote (or render written consents) on any matter submitted for a vote (or written consents in lieu of a vote as permitted by the DGCL, the Certificate of Incorporation and the Bylaws) of holders of Common Stock.

(b) Protective Provisions. The Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the affirmative vote (or written consent as permitted by the DGCL, the Certificate of Incorporation and Bylaws) of the Requisite Holders, voting (or consenting) as a separate class:

(i) amend, alter, modify or repeal (whether by merger, consolidation or otherwise) this Certificate of Designations, the Certificate of Incorporation or the Bylaws in any manner that adversely affects the rights, preferences, privileges or the restrictions provided for the benefit of, the Series D Preferred Stock (in each case, including without limitation, changing the total number of Series D Preferred Stock that the Corporation shall have the authority to issue);

(ii) reclassify, alter or amend any securities of the Corporation or any Subsidiary in a manner that adversely affects the designations, preferences, powers and/or the relative participating, optional or other special rights, or the restrictions provided for the benefit of the Series D Preferred Stock;

(iii) in any manner authorize, create, designate, issue or sell any (A) class or series of capital stock (including shares of treasury stock) that would be classified as Senior Securities or Parity Securities or (B) rights, options, warrants or other securities (including debt securities) convertible into or exercisable or exchangeable for capital stock or any equity security or having any other equity feature, in each case, that would be classified as either Senior Securities or Parity Securities, except as may be necessary in connection with the declaration and payment of in-kind dividends to holders of outstanding shares of Series D Preferred Stock;

(iv) enter into, or become subject to, any agreement or instrument or other obligation which by its terms restricts the Corporation’s ability to perform its obligations under this Certificate of Designations, including the ability of the Corporation to pay dividends or make any redemption or other liquidation payment required hereunder;

(v) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend, or make any distribution on, any shares of capital stock of the Corporation, other than redemptions of or dividends or distributions on the Series D Preferred Stock or any dividend or other distribution that would qualify as a Participating Dividend, in each case as expressly authorized herein; or

(vi) enter into any agreement to do any of the foregoing that is not expressly made conditional on obtaining the affirmative vote or written consent of the Requisite Holders.

SECTION 4 Dividends.

(a) Dividend Amount.

(i) Regular Dividends. In addition to any Participating Dividends (as described below) to which holders of Series D Preferred Stock may be entitled, the holders of the outstanding shares of Series D Preferred Stock shall be entitled to receive, for each share of Series D Preferred Stock, cumulative quarterly dividends at the quarterly rate that shall initially be 2.0% (the “Initial Dividend Rate”) of the sum of (A) the Stated Value plus (B) all accrued and unpaid Regular Dividends on such share of Series D Preferred Stock as of the first day of the applicable Dividend Period, in each case as adjusted for any stock dividends, splits, combinations and similar events (the “Regular Dividends”). Regular Dividends are payable in additional shares of Series D Preferred Stock. Regular Dividends will accrue on a daily basis and are payable quarterly in arrears on the last day of each of March, June, September and December (each such day, a “Regular Dividend Payment Date”), or, if such date is not a business day, the succeeding business day. The first “Dividend Period” begins on, and includes, January 1, 2018 and ends on, and includes the next succeeding Regular Dividend Payment Date, and each subsequent Dividend Period begins on, and includes, the day after a Regular Dividend Payment Date and ends on, and includes, the next succeeding Regular Dividend Payment Date. The Initial Dividend Rate will increase by 2.0% on each Regular Dividend Payment Date during the Dividend Period (e.g., to 4.0% on March 31, 2018, etc.) for so long as the Series D Preferred Stock remains outstanding; provided that, in no event shall the Regular Dividends exceed the lower of 17% per annum and the maximum legal interest rate. The amount of Regular Dividends payable for the initial dividend period, or any other dividend period shorter or longer than a full quarterly dividend period, will be computed on the basis of a quarter consisting of three 30-day months. Regular Dividends will be paid to the holders of record of Series D Preferred Stock as they appear in the records of the Corporation at the close of business on the 15th day of the calendar month in which the applicable Regular Dividend Payment Date falls or on such other date designated by the Board of Directors for the payment of Regular Dividends that is not more than sixty (60) days or less than ten (10) days prior to such Regular Dividend Payment Date. Any payment of a Regular Dividend will first be credited against the earliest accumulated but unpaid Regular Dividend due with respect to such share that remains payable.

(b) Participating Dividends. If the Board of Directors shall declare a dividend or other distribution payable upon the then outstanding shares of Common Stock, whether in cash, in kind or in other securities or property, the holders of the outstanding shares of Series D Preferred Stock shall be entitled to the amount of dividends as would be payable in respect of the number of shares of Common Stock into which the shares of Series D Preferred Stock held by each holder thereof could be converted, without regard to any restrictions on conversion, in accordance with the provisions of Section 6 hereof, such number to be determined as of the record date for determination of holders of Common Stock entitled to receive such dividend or, if no such record date is established, as of the date of such dividend (“Participating Dividends”). Participating Dividends are payable at the same time as and when dividends on the Common Stock are paid to the holders of Common Stock.

(c) Prior to declaring any dividend or making any distribution on or with respect to the shares of Series D Preferred Stock, the Corporation shall take all actions necessary or advisable under the DGCL to permit the payment of Regular Dividends and Participating Dividends to the holders of Series D Preferred Stock.

SECTION 5 Liquidation Preference.

(a) Liquidation Preference of Series D Preferred Stock. Subject to Section 5(b) below, in the event of any liquidation, dissolution, or winding up of the Corporation whether voluntary or involuntary, or in the event of its insolvency (a “Liquidation”), the holders of Series D Preferred Stock shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to stockholders (whether such assets are capital, surplus or earnings) after provision for payment of all debts and liabilities of the Corporation in accordance with the DGCL, before any distribution or payment is made with respect to any shares of Junior Securities and subject to the liquidation rights and preferences of any class or series of Senior Securities and Parity Securities, an amount equal to the greater of (i) the Stated Value per share of Series D Preferred Stock (which amount shall be subject to an equitable adjustment in the event of any Series D Recapitalization Event) plus the amount of all accrued and unpaid Regular Dividends thereon, whether or not declared, up to and including the date full payment shall be tendered to the holders of the Series D Preferred Stock with respect to such Liquidation and (ii) such amount as would have been payable on the number of shares of Common Stock into which the shares of Series D Preferred Stock held by each holder thereof could have been converted immediately prior to such Liquidation in accordance with the provisions of Section 6 hereof.

(b) Deemed Liquidation. In the event of a Deemed Liquidation, the holders of Series D Preferred Stock shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to stockholders (whether such assets are capital, surplus or earnings) after provision for payment of all debts and liabilities of the Corporation in accordance with the DGCL, before any distribution or payment is made with respect to any shares of Junior Securities and subject to the liquidation rights and preferences of any class or series of Senior Securities and Parity Securities, an amount equal to the greater of (i) 200% of the sum of (A) the Stated Value per share of Series D Preferred Stock (which amount shall be subject to an equitable adjustment in the event of any Series D Recapitalization Event) plus (B) the amount of all accrued and unpaid Regular Dividends thereon, whether or not declared, up to and including the date full payment shall be tendered to the holders of the Series D Preferred Stock with respect to such Liquidation and (ii) such amount as would have been payable on the number of shares of Common Stock into which the shares of Series D Preferred Stock held by each holder thereof could have been converted immediately prior to such Liquidation in accordance with the provisions of Section 6 hereto.

(c) Insufficient Assets. If, upon any Liquidation or Deemed Liquidation, the assets legally available for distribution among the holders of the Series D Preferred Stock and any Parity Securities of the Corporation shall be insufficient to permit payment to such holders of the full preferential amounts as provided for in Section 5(a) above, then such holders shall share ratably in any distribution of available assets according to the respective amounts which would otherwise be payable with respect to the securities held by them upon such liquidating distribution if all amounts payable on or with respect to such securities were paid in full, based upon the aggregate liquidation value payable upon all shares of Series D Preferred Stock and any Parity Securities then outstanding.

(d) Distribution to Junior Securities. After such payment shall have been made in full to the holders of the Series D Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series D Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Junior Securities in accordance with the terms of such securities.

(e) Distributions Other than Cash. Whenever the distribution provided for in this Section 5 shall be payable in property other than cash, the value of such distribution shall be the Fair Market Value thereof. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series D Preferred Stock.

(f) Equitable Adjustments. The amounts to be paid or set aside for payment as provided above in this Section 5 shall be proportionately increased or decreased in inverse relation to the change in the number of outstanding shares resulting from any Series D Recapitalization Event.

SECTION 6 Conversion.

(a) Automatic Conversion. Upon the Requisite Stockholder Approval, all shares of Series D Preferred Stock shall be automatically converted, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, into the number of fully paid and nonassessable shares of Common Stock equal to the number obtained by dividing (i) the Stated Value of such Series D Preferred Stock, plus the amount of any accrued but unpaid Regular Dividends as of the Conversion Date by (ii) the Conversion Price in effect on the Conversion Date (determined as provided in this Section 6).

(b) Fractions of Shares. Fractional shares may not be issued in connection with any conversion. If any fractional interest in a share would be deliverable upon conversion, such fractional share shall be rounded up to the next whole number.

(c) Adjustments to Conversion Price.

(i) Waiver of Adjustment to Conversion Price. Notwithstanding anything to the contrary contained herein, the Requisite Holders can waive any adjustment to the Conversion Price.

(ii) Upon Stock Dividends, Subdivisions or Splits. If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of Series D Preferred Stock shall be increased in proportion to such increase in outstanding shares.

(iii) Upon Combinations. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series D Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

(iv) Capital Reorganization, Reclassification, Merger or Sale of Assets. If at any time or from time to time there shall be (A) a capital reorganization of the Common Stock, (B) a reclassification of the Common Stock (other than a subdivision, combination, or exchange of shares provided for elsewhere in this Section 6) or (C) a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s properties and assets to any other person, then, as a part of such reorganization, reclassification, merger, or consolidation or sale, provision shall be made so that holders of Series D Preferred Stock, as the case may be, shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock, the kind and amount of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series D Preferred Stock immediately prior to such capital reorganization, reclassification, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6(c) with respect to the rights of the holders of the Series D Preferred Stock after the reorganization, reclassification, merger, consolidation or sale to the end that the provisions of this Section 6(c), including adjustment of the Conversion Price then in effect for the Series D Preferred Stock and the number of shares issuable upon conversion of the Series D Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(d) Conversion Procedures. As of the date the Series D Preferred Stock automatically converts into Common Stock pursuant to Section 6(a) (the “Conversion Date”), the rights of each holder of shares of Series D Preferred Stock as a holder shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, (i) each holder of shares of Series D Preferred Stock shall surrender the certificate evidencing such share of Series D Preferred Stock, duly endorsed or assigned to the Corporation in blank, at any office or agency of the Corporation maintained for such purpose, and (ii) the Corporation shall issue and shall deliver at any office or agency of the Corporation maintained for the surrender of Series D Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 6(b).

(e) Notice of Adjustment of Conversion Price. Whenever the provisions of Section 6(c) require that the Conversion Price be adjusted as herein provided, the Corporation shall compute the adjusted Conversion Price in accordance with Section 6(c) and shall prepare a certificate signed by the Corporation’s chief executive officer or chief financial officer setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose for conversion of shares of Series D Preferred Stock and mailed by the Corporation at its expense to all holders of Series D Preferred Stock at their last addresses as they shall appear in the stock register.

(f) Taxes on Conversions. The Corporation will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series D Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the share(s) of Series D Preferred Stock to be converted (nor shall the Corporation be responsible for any other taxes payable by the holders of the Series D Preferred Stock), and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

SECTION 7 Redemption of Series D Preferred Stock.

(a) Redemption at the Election of Holders of Series D Preferred Stock. At any time on or after the first anniversary of the Initial Issue Date, the Requisite Holders may elect, by delivering an irrevocable written notice to the Corporation, to have the Corporation redeem all or any portion of the Series D Preferred Stock held by such holder at a price per share (the “Redemption Price”) equal to the Stated Value per share plus an amount equal to all accrued and unpaid Regular Dividends thereon to the date of such notice. The Corporation shall, unless otherwise prevented by law, redeem from such holder on the Redemption Date the number of shares of Series D Preferred Stock identified in such notice of election.

(b) Redemption Closing. The closing of the Corporation’s redemption of the Series D Preferred Stock pursuant to this Section 7 shall take place at 11:00 a.m. Eastern Standard Time on the date that is no later than five (5) business days following the determination of the Redemption Price pursuant to Section 7(a) (the “Redemption Date”) at the Corporation’s principal executive office or other mutually agreed upon location where the closing will occur. At the closing, the Corporation shall pay to each holder of Series D Preferred Stock from whom shares of Series D Preferred Stock are being redeemed an amount equal to the aggregate applicable Redemption Price for all such shares against receipt from such holder of the certificate or certificates, duly endorsed or assigned to the Corporation in blank, representing the shares of Series D Preferred Stock being redeemed. All such payments shall be made by wire transfer of immediately available funds or, if any such holder shall not have specified wire transfer instructions to the Corporation prior to the closing, by certified or official bank check payable to the order of the holder. In the case of any certificate evidencing shares of Series D Preferred Stock that is redeemed in part only, upon such redemption the Corporation shall also execute and deliver a new certificate evidencing the number of shares of Series D Preferred Stock that are not redeemed.

(c) Insufficient Funds. If the Corporation shall not be permitted, or shall not have funds legally available in the amount necessary, to redeem all shares of Series D Preferred Stock to be redeemed on the applicable Redemption Date, then the Series D Preferred Stock shall be redeemed by the Corporation on such Redemption Date to the maximum extent the Corporation is permitted and has funds legally available on a pro rata basis, in accordance with the number of shares to be redeemed from each such holder of Series D Preferred Stock. The Corporation shall immediately redeem such shares of Series D Preferred Stock upon the termination of such legal prohibition and at any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series D Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

(d) Effect of Redemption. From and after the close of business on the applicable Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights (except the right to receive the Redemption Price) of the holders of Series D Preferred Stock with respect to the shares of Series D Preferred Stock to be redeemed on such date shall cease and terminate, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever whether or not the certificates representing such shares have been received by the Corporation; provided, however, that, notwithstanding anything contained herein to the contrary, (A) if the Corporation defaults in the payment of the Redemption Price, the rights of such holders with respect to such shares of Series D Preferred Stock shall continue until the Corporation cures such default, and (B) without limiting any other rights of such holders, upon the occurrence of a subsequent Liquidation or Deemed Liquidation, with respect to the shares of Series D Preferred Stock in respect of which the payment of the Redemption Price has not occurred, such holders shall be accorded the Liquidation rights set forth in Section 5 hereof in respect of such remaining shares, as if no prior redemption request had been made. The shares of Series D Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein.

(e) Miscellaneous. Neither the Corporation nor any Subsidiary shall offer to purchase, redeem or acquire any shares of Series D Preferred Stock other than pursuant to the terms of this Certificate of Designations or pursuant to a purchase offer made to all holders of Series D Preferred Stock pro rata based upon the number of such shares owned by each such holder.

SECTION 8 Ranking.

For purposes of this Certificate of Designations, any stock of any class or classes of the Corporation shall be deemed to rank:

(a) prior to the shares of this Series D Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series D Preferred Stock (any such securities, “Senior Securities”);

(b) pari passu to the shares of this Series D Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, pari passu with the holders of shares of this Series D Preferred Stock (any such securities, “Parity Securities”);

(c) junior to shares of this Series D Preferred Stock, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series D Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes (any such securities, “Junior Securities”).

SECTION 9 Amendment and Waiver. Notwithstanding anything to the contrary herein, the amendment or waiver of any provisions of this Certificate of Designations can be approved by the Requisite Holders.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be duly executed by its President, this 18th day of April, 2017.

By:	/s/ Harold C. Flynn, Jr.
Name: Harold C. Flynn, Jr.
Title: President & Chief Executive Officer

APPENDIX D

FORM OF WARRANT

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

BIOLASE, INC.

WARRANT

Warrant No.	Date of Issuance: April 18, 2017

Biolase, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received,             , a             , or its registered assign (the “Holder”), is entitled to purchase from the Company                     shares (as adjusted from time to time as provided in Section 12 [but subject to Section 6(c)]1) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at the Exercise Price (as defined below), at any time and from time to time from and after the date that is six months following the date of issuance set forth above through and including the date that is five (5) years following the date of issuance set forth above (the “Expiration Date”), and subject to the following terms and conditions:

1. Purchase Agreement. This warrant is one of a series of warrants (collectively, the “Warrants”) issued by the Company in connection with that certain Securities Purchase Agreement, entered into on April 11, 2017 (the “Purchase Agreement”), by and among the Company, the Holder and certain other Purchasers and is subject to, and the Company and the Holder shall be bound by, all of the applicable terms, conditions and provisions of the Purchase Agreement.

2. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

3. Exercise Price. This Warrant may be exercised for a price per Warrant Share equal to $1.80, subject to adjustment from time to time pursuant to Section 12 (the “Exercise Price”).

4. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

[1]	To be included for certain Holders.

5. Registration of Transfers. Subject to the Holder’s appropriate compliance with the restrictive legend on this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment substantially in the form attached hereto as Attachment B duly completed and signed, to the Company at its address specified herein. Upon any such registration and transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6. Exercise and Duration of Warrants.

(a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date that is six (6) months after the date hereof to and including the Expiration Date (the “Exercise Period”). At 6:30 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b) Notwithstanding anything herein to the contrary, if at any time during the Exercise Period the closing price per share of Common Stock as reported on the Nasdaq Stock Market is greater than the Exercise Price for a period of 30 consecutive trading days then, upon written notice delivered to the Holder by the Company, the Expiration Date shall be accelerated to the date that is five (5) business days after the date of such notice (the “Accelerated Expiration Date”). At 6:30 p.m., New York City time, on the Accelerated Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(c) [Notwithstanding anything contained herein to the contrary, the Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to such exercise, the Holder (together with the Holder’s affiliates and any other persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of 19.99% of the outstanding shares of Common Stock, unless the Company obtains such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the issuance of Warrant Shares resulting in the beneficial ownership by the Holder (and such Holder’s affiliates and any other persons acting as a group together with the Holder or any of the Holder’s affiliates) of in excess of 19.99% of the outstanding shares of Common Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other securities of the Company or its subsidiaries that would entitle the holder thereof to acquire at any time shares of Common Stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. In addition, for purposes of this Section 6(c), “group” has the meaning set forth in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of an Exercise Notice (as defined below) shall be deemed to be the Holder’s representation and warranty to the Company as to whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in accordance with the first sentence of this Section 6(c). For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the request of the Holder, the Company shall promptly, and in any event within one trading day of such request, confirm to the Holder the number shares of Common Stock then outstanding.]2

7. Delivery of Warrant Shares.

(a) To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the total number of Warrant Shares (as adjusted from time to time as provided in Section 12) represented by this Warrant is being exercised. Upon delivery of an Exercise Notice substantially in the form attached hereto as Attachment A (an “Exercise Notice”) to the Company at its address for notice determined as set forth herein, and upon payment of the applicable Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five (5) trading days after the Date of Exercise (as defined below)) issue and deliver, or cause its transfer agent to issue and deliver, to the Holder a certificate for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its designee. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) an Exercise Notice, appropriately completed and duly signed, and (ii) payment of the Exercise Price (by certified or official bank check, intra-bank account transfer or wire transfer) for the number of Warrant Shares so indicated by the Holder to be purchased.

(b) If by the fifth (5th) trading day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 7(a), the Holder will have the right to rescind such exercise.

(c) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof (each a “Person”) or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

8. Charges, Taxes and Expenses. Issuance and delivery of certificated or uncertificated shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

[2]	Section 6(c) to be included for certain Holders.

9. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a new warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver this mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the new warrant.

10. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant. The Company covenants and warrants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free and clear of any encumbrances, preemptive rights or restrictions (other than as provided in this Warrant, the Purchase Agreement or any restrictions on transfer generally imposed under applicable securities laws).

11. Notice of Certain Corporate Action. In case the Company shall propose (a) to offer to the holders generally of its Common Stock rights to subscribe for or to purchase any shares of Common Stock or shares of stock of any class or any other securities, rights or options, (b) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), (c) to effect any capital reorganization, (d) to effect any Fundamental Transaction (as defined below), (e) to effect the liquidation, dissolution or winding up of the Company, (f) to offer to the holders generally of its Common Stock the right to have their shares of Common Stock repurchased or redeemed or otherwise acquired by the Company or (g) to take any other action that would require the adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant, then in each such case (but without limiting the provisions of Section 12), the Company shall give to the Holder a notice of such proposed action, which shall specify the date on which a record is to be taken for purposes of such distribution of offer of rights or the date on which such reclassification, reorganization, Fundamental Transaction, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock. Such notice shall be so given at least ten (10) business days prior to the record date for determining holders of the Common Stock for purposes of participating in or voting on such action, or at least ten (10) business days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. Such notice shall specify, in the case of any subscription or purchase rights, the date on which the holders of Common Stock shall be entitled thereto, or, in the case of any reclassification, reorganization, Fundamental Transaction, liquidation, dissolution or winding up, the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, Fundamental Transaction or other action. Such notice shall also state whether the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required, and the adjustment in Exercise Price and/or number of Warrant Shares issuable upon exercise of this Warrant as a result of such reorganization, reclassification, Fundamental Transaction or other action, to the extent then determinable. No such notice shall be given if the Company reasonably determines that the giving of such notice would require disclosure of material information that the Company has a bona fide purpose for preserving as confidential or the disclosure of which would not be in the best interests of the Company.

12. Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 12.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of any Warrants), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company; then in each such case (A) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and (B) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by such fraction. Such adjustments will take effect on the effective date of such dividend, distribution, subdivision, combination or issuance by reclassification, as the case may be.

(b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or a series of related transactions, (A) effects any merger or consolidation of the Company with or into another Person (other than a wholly-owned subsidiary of the Company), (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (except for issuances by reclassification contemplated by Section 12(a)(iv)) or (D) consummates a stock or share purchase or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent (50%) of the outstanding shares of Common Stock or (ii) any, direct or indirect, tender offer or exchange offer (whether by the Company or another Person or group of Persons) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property (each transaction or series of transactions referred to in clause (i) or (ii) above, a “Fundamental Transaction”); then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, (1) the number of shares of common stock of the successor or acquiring corporation or, if it is the surviving corporation, of the Company and (2) any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount and components of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company’s board of directors shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration (substituting the most appropriate market-based measure for the trading market in determining the daily VWAP (as defined below) from time to time for each component of the Alternate Consideration or, if no market-based measure is reasonably available for any such component, fixing the daily VWAP of such component at the value determined by such apportionment, but subject to further adjustment as provided in this Section 12). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant of like tenor to this Warrant but adjusted to be consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant for the appropriate number of shares of capital stock and Alternate Consideration, if any, in exchange for this Warrant. The Company shall ensure that the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 12(b) and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction or series of related transactions analogous to a Fundamental Transaction. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (A) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the principal trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (B) if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported during trading hours or (C) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company’s board of directors and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company. Notwithstanding anything to the contrary contained herein, for the avoidance of doubt, in the event of a Fundamental Transaction described in Section (i)(A) or (i)(B) of the definition of Fundamental Transaction pursuant to which a share of Common Stock is exchanged for consideration consisting solely of an amount per share in cash that is less than the Exercise Price, this Warrant shall automatically expire, terminate and be cancelled without any further action of the Company or the Holder upon consummation of such Fundamental Transaction.

(c) Notice of Adjustment. Upon any adjustment of the Exercise Price, and from time to time upon the request of the Holder, the Company shall furnish to the Holder the Exercise Price resulting from such adjustment or otherwise in effect and the number of Warrant Shares then available for purchase under this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

13. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay the Holder an amount of cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Date of Exercise.

14. No Impairment. The Company shall not by any action including, without limitation, amending its certificate of incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action, as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant at the then Exercise Price therefor.

15. No Rights as a Stockholder; Notice to Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

16. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

17. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address pursuant to this Section 17(a) prior to 6:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified pursuant to this Section 17(a) on a day that is not a trading day or later than 6:30 p.m. (New York City time) on any trading day, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service to the street address specified pursuant to this Section 17(a), or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as follows:

(A) if to the Company, to:

Biolase, Inc.

4 Cromwell

Irvine, California 92618

Attention: Mark J. Nelson

Email: mnelson@biolase.com

Facsimile: (949) 365-4949

with a copy to (which shall not constitute notice to the Company):

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

Attention: Michael A. Gordon

                 Beth E. Peev

Email: mgordon@sidley.com

            bpeev@sidley.com

Facsimile: (312) 853-7036

(B) if to the Holder, to the address, facsimile number or email or street address appearing on the Warrant Register (which shall initially be the facsimile number and email and street address set forth for the initial Holder in the Purchase Agreement);

or to such other address or facsimile number as the Company or the Holder may provide to the other in accordance with this Section 17(a).

(b) Assignment. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Holder shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not have the right, directly or indirectly, to assign or transfer this Warrant without the prior written consent of the Holder, which may be withheld in the Holder’s sole discretion, or as part of a Fundamental Transaction.

(c) No Third-Party Beneficiaries. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(d) Amendments; Waiver. This Warrant may be amended only in writing signed by the Company and the Holder. Any provision of this Warrant may be waived, but only if in writing by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(e) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

(f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law in any respect, such provision shall be excluded from this Warrant and the balance of this Warrant shall be construed and interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.

* * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

BIOLASE, INC.

By:
Name:
Its:

ATTACHMENT A

EXERCISE NOTICE

To Biolase, Inc.:

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of Biolase, Inc., a Delaware corporation, pursuant to Warrant No.     , originally issued on April 18, 2017 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:

Full Exercise of Warrant
Partial Exercise of Warrant (in the amount of Shares)

Exercise Price: $

Manner of Exercise:

Certified or Official Bank Check
Intra-Bank Account Transfer
Wire Transfer

[Please issue a new warrant for the unexercised portion of the attached Warrant in the name of the [undersigned]/[the undersigned’s nominee as is specified below].]

Date:

Full Name of Holder*:

Signature of Holder / Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Social Security or Tax Identification Number:

Address of Holder:

Full Name of Nominee of Holder†:

Address of Nominee of Holder†:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.

†	If applicable.

D-10 – A-1

ATTACHMENT B

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto              the right represented by the attached Warrant originally issued on April 18, 2017 to purchase              shares of common stock, par value $0.001 per share, of Biolase, Inc., a Delaware corporation (the “Company”), and appoints              as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:

Full Name of Holder*:

Signature of Holder / Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Address of Holder:

Full Name of Transferee:

Address of Transferee:

In the Presence of:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.

†	If applicable.

D-11 – B-1

BIOLASE

IMPORTANT SPECIAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

☒

Special Meeting Proxy Card

Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

A Proposals — Our Board of Directors recommends a vote FOR proposals 1, 2 and 3. For Against Abstain +

1. The ratification of the terms and issuance of our Series D Participating Convertible Preferred Stock, par value $0.001 per share (the “Convertible Preferred Stock”), and related warrants to purchase shares of our common stock (the “Warrants”), including the removal of the restriction prohibiting the exercise of certain Warrants if, after giving effect to such exercise, the applicable investor would beneficially own in excess of 19.99% of the outstanding shares of our common stock, and to approve the issuance of such number of shares of our common stock issuable upon full conversion of the Convertible Preferred Stock and upon the full exercise of the Warrants, in each case, including shares issuable pursuant to customary anti-dilution provisions (the “Issuance Proposal”)

For Against Abstain

2. The amendment of our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares (the “Charter Proposal”)

For Against Abstain

3. The approval of the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chief Executive Officer and President of the Company, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Issuance Proposal and the Charter Proposal

4. The transaction of such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Except as described on this proxy card, this proxy when properly executed will be voted as directed or, if no direction is given, will be voted FOR the proposals listed above.

Please date this proxy card and sign below exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

02M04C

1UP X

33281 12

+

☐

Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

BIOLASE

Proxy — BIOLASE, INC.

Special Meeting of Stockholders June 30, 2017

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available on the Investors section of the BIOLASE website at www.biolase.com.

This Proxy is Solicited on Behalf of the Board of Directors of BIOLASE, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Stockholders to be held on June 30, 2017 and the Proxy Statement, and appoints Harold C. Flynn, Jr. and Brendan O’Connell and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of BIOLASE, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 4 Cromwell, Irvine, CA 92618, on June 30, 2017, at 11:00 a.m. local time (the “Special Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card. If no direction is given, this Proxy will be voted FOR Proposals 1, 2 and 3.

By executing this Proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the Special Meeting or as may properly come before the Special Meeting, or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE